SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the  Registrant  [ X ]
Filed by a Party other than the  Registrant  [ ]
Check the appropriate box:
[  X ]   Preliminary Proxy Statement
[    ]   Confidential,  for  Use  of the  Commission  Only  (as  Permitted  by
         Rule 14a-6(e)(2))
[    ]   Definitive Proxy Statement
[    ]   Definitive  Additional Materials
[    ]   Solicitation  Material  Pursuant to Rule 14a-11(c) or rule 14a-12

                           Hemispherx Biopharma, Inc.
                  ---------------------------------------------
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and0-11.

1)       Title of each class of securities to which transaction applies:
                                                                      ---------
2)       Aggregate number of securities to which transaction applies:
                                                                      ---------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)       Proposed maximum aggregate value of transaction:
                                                          ---------------------
5)       Total fee paid:
                        -------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:
                                                             -----------------
         (3)      Filing Party:

         (4)      Date Filed:

                           HEMISPHERX BIOPHARMA, INC.
                               1617 JFK Boulevard
                        Philadelphia, Pennsylvania 19103
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 24, 2009


To the Stockholders of Hemispherx Biopharma, Inc.:

         You are cordially invited to attend the Annual Meeting of Stockholders of Hemispherx Biopharma, Inc. ("Hemispherx"), a Delaware corporation, to be held at the Embassy Suites Hotel, 1776 Benjamin Franklin Parkway, Philadelphia Pennsylvania 19103, on Wednesday, June 24, 2009, at 10:00 a.m. local time, for the following purposes:

1. To elect five members to the Board of Directors of Hemispherx to serve until their respective successors are elected and qualified;

2. To ratify the selection by Hemispherx's audit committee of McGladrey & Pullen, LLP, independent registered public accountants, to audit the financial statements of Hemispherx for the year ending December 31, 2009;

3. To amend Hemispherx's certificate of incorporation to increase the number of authorized shares of Hemispherx common stock from 200,000,000 to 350,000,000;

4.   To adopt the Hemispherx 2009 Equity Incentive Plan; and

5. To transact such other matters as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on May 8, 2009 are entitled to notice of and to vote at the meeting.

         A proxy statement and proxy are enclosed. If you are unable to attend the meeting in person you are urged to sign, date and return the enclosed proxy promptly in the self addressed stamped envelope provided. If you attend the meeting in person, you may withdraw your proxy and vote your shares. We have also enclosed our annual report for the fiscal year ended December 31, 2008.

                                              By Order of the Board of Directors

                                                 \s\ Thomas K. Equels, Secretary
Philadelphia, Pennsylvania
May __, 2009

          -----------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

                    We urge you to promptly vote your shares
                  by completing, signing, dating and returning
                    your proxy card in the enclosed envelope.
          -----------------------------------------------------------

                                 PROXY STATEMENT


                           HEMISPHERX BIOPHARMA, INC.
                               1617 JFK Boulevard
                        Philadelphia, Pennsylvania 19103


                                  INTRODUCTION


         This proxy statement is furnished in connection with the solicitation of proxies for use at the annual meeting of stockholders of Hemispherx Biopharma, Inc. ("Hemispherx" or the "Company") to be held on Wednesday, June 24, 2009, and at any adjournments. The accompanying proxy is solicited by the Board of Directors of Hemispherx and is revocable by the stockholder by notifying Hemispherx's Corporate Secretary at any time before it is voted, or by voting in person at the annual meeting. It is anticipated that this proxy statement and accompanying proxy are being distributed to stockholders beginning on or about May 25, 2009. The principal executive offices of Hemispherx are located at 1617 JFK Boulevard, Philadelphia, Pennsylvania 19103, telephone (215) 988-0080.

       Important Notice Regarding the Availability of Proxy Materials for the 2009 Annual Meeting of Stockholders To Be Held on June 24, 2009

         This proxy statement and our 2008 Annual Report on Form 10-K are available electronically at http://hemispherx.net/content/investor/annualmeeting.asp.



                      OUTSTANDING SHARES AND VOTING RIGHTS

RECORD DATE; OUTSTANDING SHARES

         Only stockholders of record at the close of business on May 8, 2009, the record date, are entitled to receive notice of, and vote at the annual meeting. As of the record date, the number and class of stock outstanding and entitled to vote at the meeting was _____________ shares of common stock, par value $.001 per share. Each share of common stock is entitled to one vote on all matters. No other class of securities will be entitled to vote at the meeting. There are no cumulative voting rights.

         The five nominees receiving the highest number of votes cast by the holders of common stock represented and voting at the meeting will be elected as Hemispherx's Directors and constitute the entire Board of Directors of Hemispherx. The affirmative vote of at least a majority of the shares represented and voting at the annual meeting at which a quorum is present is necessary for approval of Proposal No. 2 and Proposal No. 4. The affirmative vote of at least a majority of the outstanding shares entitled to vote at the annual meeting at which a quorum is present is necessary for approval of Proposal No. 3.

ADMISSION TO THE MEETING

         Stockholders (or their authorized representatives) and our invited guest may attend the meeting. Verification of stock ownership will be required. If you own shares in your name or hold them through a broker (and can provide documentation showing ownership as of the end of day on May 8, 2009, the record date), you will be permitted to attend. Stockholders will be admitted to the meeting beginning at 9:30 am EST. Seating is limited.

REVOCABILITY OF PROXIES

         If you attend the meeting, you may vote in person, regardless of whether you have submitted a proxy. Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before it is voted. It may be revoked by filing, with the corporate secretary of
Hemispherx at its principal offices, 1617 JFK Boulevard, Suite 660, Philadelphia, PA 19103, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person.

VOTING AND SOLICITATION

         Every stockholder of record is entitled, for each share held, to one vote on each proposal or item that comes before the meeting. There are no cumulative voting rights. By submitting your proxy, you authorize William A. Carter and Thomas K. Equels and each of them to represent you and vote your shares at the meeting in accordance with your instructions. Messrs. Carter and Equels and each of them may also vote your shares to adjourn the meeting from time to time and will be authorized to vote your shares at any adjournment or postponement of the meeting.

         Hemispherx has borne the cost of preparing, assembling and mailing this proxy solicitation material. The total cost estimated to be spent and the total expenditures to date for, in furtherance of, or in connection with the solicitation of stockholders is approximately $______. Hemispherx may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding soliciting materials to beneficial owners. Proxies may be solicited by certain of Hemispherx's directors, officers and employees, without additional compensation, personally, by telephone or by facsimile.

         We have hired the firm of __________. to assist in the solicitation of proxies on behalf of the Board of Directors. _________ has agreed to perform this service for a proposed fee of $______ plus out-of-pocket expenses.

ADJOURNED MEETING

         The Chair of the meeting may adjourn the meeting from time to time to reconvene at the same or some other time, date and place. Notice need not be given of any such adjournment meeting if the time, date and place thereof are announced at the meeting at which the adjournment is taken. If the time, date and place of the adjournment meeting are not announced at the meeting which the adjournment is taken, then the Secretary of the Company shall give written notice of the time, date and place of the adjournment meeting not less than ten
(10) days prior to the date of the adjournment meeting. Notice of the adjournment meeting also shall be given if the meeting is adjourned in a single adjournment to a date more than 30 days or in successive adjournments to a date more than 120 days after the original date fixed for the meeting.

TABULATION OF VOTES

         The votes will be tabulated and certified by Continental Stock Transfer & Trust Company our transfer agent.

VOTING BY STREET NAME HOLDERS

         If you are the beneficial owner of shares held in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items (in which case, the shares will be treated as "broker non-votes").

QUORUM; ABSTENTIONS; BROKER NON-VOTES

         The required quorum for the transaction of business at the annual meeting normally is a majority of the shares of common stock entitled to vote at the annual meeting, in person or by proxy. However, with a majority of our shares being held by persons or organizations in Europe, we had to repeatedly reschedule our 2008 Annual Meeting in an attempt to attain a quorum of voters. Finally, the Board amended our By-Laws to reduce the quorum for that meeting to 44% in voting power of the outstanding shares of stock and the meeting was held.

Facing the same issue for the 2009 Annual Meeting, our Board of Directors again amended our By-Laws to reduce the quorum, solely for the 2009 Annual Meeting, from a majority to 40% in voting power of the outstanding shares of stock entitled to vote. With a reduced quorum it is possible that the meeting will be held but certain resolutions, such as the amendment to our certificate of incorporation to increase the number of our authorized shares of common stock, requiring the vote of a majority of the outstanding shares entitled to vote at the annual meeting may not pass, even if all votes present at the meeting vote for the proposal. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares represented and voting the votes cast at the annual meeting with respect to such matter.

         While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, Hemispherx believes that abstentions should be counted for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business; and (ii) the total number of votes cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, Hemispherx intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal (other than the election of directors).

         Under current Delaware case law, while broker non-votes (see "Voting By Street Name Holders" above) should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Hemispherx intends to treat broker non-votes in this manner. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Proposals of stockholders to be considered for inclusion in the Proxy Statement and proxy card for the 2010 Annual Meeting of Stockholders must be received by the Company's Secretary, at Hemispherx Biopharma, Inc., 1617 JFK Boulevard, Philadelphia, PA 19103 no later than January 25, 2010.

         Pursuant to the Company's Restated and Amended Bylaws, all stockholder proposals may be brought before an annual meeting of stockholders only upon timely notice thereof in writing having been given the Secretary of the Company. To be timely, a stockholder's notice, for all stockholder proposals other than the nomination of candidates for director, shall be delivered to the Secretary at the principal executive offices of the Company not less than sixty (60) nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, the stockholder's notice in order to be timely must be so received not later than the close of business on the tenth
(10th) day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. To be timely, a stockholder's notice, with respect to a stockholder proposal for nomination of candidates for director, shall be delivered to the Secretary at the principal executive offices of the Company not less than ninety (90) nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, the stockholder's notice in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. Provided, however, in the event that the stockholder proposal relates to the nomination of candidates for director and the number of directors to be elected to the Board of Directors of the Company at an annual meeting is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the tenth day following the day on which such public announcement is first made by the Company. All stockholder proposals must contain all of the information required under the Company's Bylaws, a copy of which is available upon written request, at no charge, from the Secretary. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                      INFORMATION CONCERNING BOARD MEETINGS

         The Board of Directors is responsible for the management and direction of Hemispherx and for establishing broad corporate policies. A primary responsibility of the Board is to provide effective governance over the Company's affairs for the benefit of its stockholders. In all actions taken by the Board, the Directors are expected to exercise their business judgment in what they reasonably believe to be the best interests of the Company. In discharging that obligation, Directors may rely on the honesty and integrity of the Company's senior executives and its outside advisors and auditors.

The Board of Directors and various committees of the Board meet periodically throughout the year to receive and discuss operating and financial reports presented by the Chief Executive Officer and Chief Financial Officer as well as reports by experts and other advisors. Corporate review sessions are also offered to Directors to help familiarize them with Hemispherx's technology and operations. Members of the Board are encouraged to attend Board meetings in person, unless the meeting is held by teleconference. The Board held four meetings in 2008 and executed fourteen unanimous consents. All Directors attended these meetings. Directors are expected to attend the Annual Meeting absent unusual circumstances, although we have no formal policy on the matter. In 2008, due to the multiple adjournments of the Annual Meeting, only the Chairman of the Board was able to attend the meeting.

         In 2008, the non-employee members of the Board of Directors met one time in executive session, i.e. with no employee Directors or management personnel present. Richard Piani is the Lead Director to preside over meetings. Interested persons may contact the Lead Director or the non-employee Directors by sending written comments through the Office of the Secretary of the Company. The Office will either forward the original materials as addressed or provide Directors with summaries of the submissions, with the originals available for review at the Directors' request.

                 INFORMATION CONCERNING COMMITTEES OF THE BOARD

         The Board of Directors maintains the following committees:

Executive Committee.

         The Executive Committee is composed of William A. Carter, Chief Executive Officer and Chairman of the Board, Richard Piani, Lead Director, and Thomas Equels, Secretary and Director. The Executive Committee had two meetings in 2008. All committee members attended these meetings. The Committee assists the Board by making recommendations to management regarding general business matters of Hemispherx.

Compensation Committee.

         The Compensation Committee is composed of Dr. William Mitchell, Director, Richard C. Piani, Director, and Dr. Iraj-Eqhbal Kiani, Director. The Compensation Committee makes recommendations concerning salaries and compensation for officers, employees of and consultants to Hemispherx. The full text of the Compensation Committee Charter, as approved by the Board, is available on our website: www.hemispherx.net. This committee met one time in 2008 and all committee members were in attendance. ------------------

Corporate Governance and Nomination Committee.

         In 2008, the Corporate Governance and Nomination Committee had two meeting and all members were present.

         The Corporate Governance and Nomination Committee consists of Dr. William Mitchell, Committee Chair, Richard Piani and Iraj E. Kiani, Ph.D. All of the members of the Committee meet the independence standards contained within the NYSE Amex Company Guide and the Hemispherx Corporate Governance Guidelines. The full text of the Corporate Governance and Nomination Committee Charter as well as the Corporate Governance Guidelines, as approved by the Board, are available on our website: www.hemispherx.net.

         As discussed below, the Committee is responsible for recommending candidates to be nominated by the Board for election by the stockholders or to be appointed by the Board of Directors to fill vacancies consistent with the criteria approved by the Board. It also is responsible for periodically assessing Hemispherx's Corporate Governance Guidelines and making recommendations to the Board for amendments, recommending to the Board the compensation of Directors, taking a leadership role in shaping corporate governance, and overseeing an annual evaluation of the Board.

         The Corporate Governance and Nomination Committee is responsible for identifying candidates who are eligible under the qualification standards set forth in Hemispherx's Corporate Governance Guidelines to serve as members of the Board. The Hemispherx qualification standards, inter alia, provide that no member of the Board of Directors may serve on more than six public company boards and that no member of the Board of Directors who also serves as a Chief Executive Officer of a public company may serve on more than three public company boards. The Committee is authorized to retain search firms and other consultants to assist it in identifying candidates and fulfilling its other duties. The Committee is not limited to any specific process in identifying candidates and will consider candidates suggested by stockholders. Candidates are recommended to the Board after consultation with the Chairman of the Board. In recommending Board candidates, the Committee considers a candidate's: (1) general understanding of elements relevant to the success of a publicly traded company in the current business environment, (2) understanding of Hemispherx's business, and (3) educational and professional background. The Committee also gives consideration to a candidate's judgment, competence, anticipated participation in Board activities, experience, geographic location and special talents or personal attributes. Stockholders who wish to suggest qualified candidates should write to the Corporate Secretary, Hemispherx Biopharma, Inc., 1617 JKF Blvd., Ste. 660, Philadelphia, PA 19103, stating in detail the qualifications of such persons for consideration by the Committee.

         The Company aspires to the highest standards of ethical conduct; reporting results with accuracy and transparency; and maintaining full compliance with the laws, rules and regulations that govern the Company's business. Hemispherx's Corporate Governance Guidelines embody many of our policies and procedures which are the foundation of our commitment to best practices. The guidelines are reviewed annually, and revised as necessary to continue to reflect best practices.

Audit Committee and Audit Committee Expert.

         Hemispherx's Audit Committee of the Board of Directors consists of Richard Piani, Committee Chairman, William Mitchell, M.D and Iraj E. Kiani, Ph.D. The Audit Committee operates under a written charter approved by the Board of Directors and available on our website: www.hemispherx.net. Dr. Iraj E. Kiani, Dr. Mitchell, and Mr. Piani are all determined by the Board of Directors to be independent directors as required under Section 121B(2)(a) of the NYSE Amex Company Guide. We do not have a financial expert as defined in the SEC rules on the committee in the true sense of the description. However, Mr. Piani has 40 years experience in business and has served in senior level and leadership positions for International Business. His working experience includes reviewing and analyzing financial statements and dealing with financial institutions. Hemispherx believes Dr. Iraj E. Kiani, Dr. Mitchell, and Mr. Piani to be independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this committee. The principal functions of the Audit Committee are to (i) assist the Board in fulfilling its oversight responsibility relating to the annual independent audit of Hemispherx's consolidated financial statements and internal control over financial reporting, the engagement of the independent registered public accounting firm and the evaluation of the independent registered public accounting firm's qualifications, independence and performance; (ii) prepare the reports or statements as may be required by NYSE Amex or the securities laws;
(iii) assist the Board in fulfilling its oversight responsibility relating to the integrity of Hemispherx's financial statements and financial reporting process and Hemispherx's system of internal accounting and financial controls;
(iv) discuss the financial statements and reports with management, including any significant adjustments, management judgments and estimates, new accounting policies and disagreements with management; and (v) review disclosures by Hemispherx' independent registered public accounting firm concerning relationships with Hemispherx and the performance of Hemispherx's independent registered public accounting firm.

Audit Committee Report.

         The primary responsibility of the Audit Committee (the "Committee") is to assist the Board of Directors in discharging its oversight responsibilities with respect to financial matters and compliance with laws and regulations. The primary methods used by the Committee to fulfill its responsibility with respect to financial matters are:

o To appoint, evaluate, and as the Committee may deem appropriate, terminate and replace the Company's independent registered public accountants;

o To monitor the independence of the Company's independent registered public accountants;

o To determine the compensation of the Company's independent registered public accountants;

o To pre-approve any audit services, and any non-audit services permitted under applicable law, to be performed by the Company's independent registered public accountants;

o To review the Company's risk exposures, the adequacy of related controls and policies with respect to risk assessment and risk management;

o To monitor the integrity of the Company's financial reporting processes and systems of control regarding finance, accounting, legal compliance and information systems;

o To facilitate and maintain an open avenue of communication among the Board of Directors, management and the Company's independent registered public accountants.

         The Audit Committee is composed of three Directors, and the Board has determined that each of those Directors is independent as that term is defined in Sections 121(B)(2)(a) of the NYSE Amex Company Guide.

         The Committee met two times in 2008. All committee members were present at the meetings. In addition, the Committee conducted four teleconference calls. All Committee members were present, except for one call when one Committee member was not available.

         In discharging its responsibilities relating to internal controls, accounting and financial reporting policies and auditing practices, the Committee discussed with the Company's independent registered public accountants, McGladrey & Pullen, LLP, the overall scope and process for its audit. The Committee regularly meets with McGladrey & Pullen, LLP, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls and the overall quality of the Company's financial reporting.

         The Committee also discussed with has discussed with McGladrey & Pullen, LLP during the 2008 fiscal year the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, and other standards of the Public Company Accounting Oversight Board, rules of the SEC and other applicable regulations.

         The Committee received from McGladrey & Pullen, LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding McGladrey & Pullen, LLP 's communications with the Audit Committee concerning independence and discussed with McGladrey & Pullen, LLP the independence of their firm.

         The Committee has met and held discussions with management. The Committee has reviewed and discussed with management Hemispherx's audited consolidated financial statements as of and for the fiscal year ended December 31, 2008, as well as the internal control requirements of the Sarbanes-Oxley Act of 2002.

         Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report for the year ended December 31, 2008.

         This report is respectfully submitted by the members of the Audit Committee of the Board of Directors.

                             Richard Piani, Chairman
                               William M. Mitchell
                                  Iraj E. Kiani

Strategic Planning Committee.

         The Strategic Planning Committee is composed of William A. Carter, William M. Mitchell, and Thomas K. Equels. The Committee met two times in 2008 and all committee members were in attendance. The Strategic Planning Committee makes recommendations to the Board of Directors of priorities in the application of Hemispherx's financial assets and human resources in the fields of research, marketing and manufacturing. The Strategic Planning Committee has engaged a number of leading consultants in healthcare, drug development and pharmaeconomics to assist in the analysis of various products being developed and/or potential acquisitions being considered by Hemispherx.

Lead Director

Richard Piani is the lead director. Mr. Piani has been a Director of the Company since 1995. The lead Director: (i) presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent Directors; (ii) serves as liaison between the Chairman and the independent Directors; (iii) approves information sent to the Board; (iv) approves meeting agendas for the Board; (v) approves meeting schedules to assure that there is sufficient time for discussion of all agenda items; (vi) has the authority to call meetings of the independent Directors; and (vii) if requested by major stockholders, ensures that he is available for consultation and direct communication.

Code of Ethics and Business Conduct

Hemispherx's Board of Directors adopted a code of ethics and business conduct for officers, directors and employees that went into effect on May 19, 2003. This code has been presented and reviewed by each officer, director and employee. You may obtain a copy of this code by visiting our web site at www.hemispherx.net or by written request to our Office Administrator at 1617 JFK Boulevard, Suite 660, Philadelphia, PA 19103. Our Board of Directors is required to approve any waivers of the code of ethics and business conduct for Directors or executive officers and we are required to disclose any such waiver in a Current Report on Form 8-K within four business days.

Stock Ownership Guidelines

         In April 2005, the Board of Directors adopted a set of stock ownership guidelines for Directors and officers. The Board believes that Directors and officers more effectively represent the interest of Hemispherx's stockholders if they are stockholders themselves. At this time, all of our Directors and officers are stockholders and this guideline was adopted to assure that the present Directors and officers continue to participate as well as future Directors and officers. The full text of the Stock Ownership Guidelines, as approved by the Board, are available on our website: www.hemispherx.net.

Communication with the Board of Directors

         Interested parties wishing to contact the Board of Directors of the Company may do so by writing to the following address: Board of Directors, c/o Thomas K. Equels, Corporate Secretary, 2601 S. Bayshore Dr., Suite #600, Miami, FL 33133. All letters received will be categorized and processed by the Corporate Counsel or Secretary, and then forwarded to the Company's Board or Directors.

Director Attendance at Annual Meetings of Stockholders

         Directors are encouraged, but not required, to attend the Annual Meeting of Stockholders. Due to the Company's need to repeatedly reschedule the Annual Meeting in a attempt to attain a minimum quorum, only the Chairman of the Board was in attendance at the November 11, 2008 meeting.

                    INFORMATION CONCERNING EXECUTIVE OFFICERS

         The following sets forth biographical information about Hemispherx's executive officers and key personnel:

         Name               Age   Position

William A. Carter, M.D.     71    Chairman, Chief Executive Officer

Thomas K. Equels            58    Corporate Secretary

Charles T. Bernhardt, CPA   47    Chief Financial Officer

David R. Strayer, M.D.      63    Medical Director, Regulatory Affairs

Carol A. Smith, Ph.D.       57    Vice President of Manufacturing Quality and
                                  Process Development

Ransom W. Etheridge         69    General Counsel

Wayne Springate             38    Vice President of Operations

Katalin Ferencz-Biro        62    Senior Vice President of Regulatory Affairs

Russel Lander               58    Vice President of Quality Assurance



         For biographical information about William A. Carter, M.D and Thomas K. Equels, please see the discussion under the heading "Proposal No. 1 Election of Directors".

         CHARLES T. BERNHARDT is a Certified Public Accountant who also has attained a Masters' Degree in Business Administration. He is a graduate of Villanova University and West Chester University of Pennsylvania. He has served as our Chief Financial Officer since January 1, 2009. Most recently he was the Director of Accounting for Healthcare Division of Thomson Reuters, an overall company with $12 billion annual revenues and 50,000 total world-wide employees, where he was responsible for their Healthcare Division's accounting operations, including the Physicians' Desk Reference business, as well as the shared financial services for the Healthcare and Scientific Divisions from 2006 to 2008. He was a Regional Controller for Comcast Cable from 1999 to 2002, Director of Finance for TelAmerica Media from 2003 to 2006 and, earlier in his career, a member of the Internal Audit management teams American Stores Corporation and ICI Americas/Zenica (currently AstraZenica Pharmaceuticals). In 1986, he became a C.P.A. licensed in Pennsylvania and New Jersey while with public accounting's "Big Four" firm of KPMG.

         DAVID R. STRAYER, M.D. who served as Professor of Medicine at the Medical College of Pennsylvania and Hahnemann University, has acted as our Medical Director since 1986. He is Board Certified in Medical Oncology and Internal Medicine with research interests in the fields of cancer and immune system disorders. Dr. Strayer has served as principal investigator in studies funded by the Leukemia Society of America, the American Cancer Society, and the National Institutes of Health. Dr. Strayer attended the School of Medicine at the University of California at Los Angeles where he received his M.D. in 1972.

         CAROL A. SMITH, Ph.D. is Vice President of Manufacturing Quality and Process Development who has served as our Director of Manufacturing and Process Development from 1995 to 2003, as Director of Operations from 1993 to 1995 and as the Manager of Quality Control from 1991 to 1993, with responsibility for the manufacture, quality control, process development, technology transfer to contract manufacturers and the chemistry of Ampligen(R). Dr. Smith was Scientist/Quality Assurance Officer for Virotech International, Inc. from 1989 to 1991 and Director of the Reverse Transcriptase and Interferon Laboratories and a Clinical Monitor for Life Sciences, Inc. from 1983 to 1989. She received her Ph.D. in Medical Sciences with a concentration on Virology from the University of South Florida, College of Medicine in 1980 and was an NIH post-doctoral fellow in the Department of Microbiology and Virology at the Pennsylvania State University College of Medicine from 1980 to 1983.

         RANSOM W. ETHERIDGE presently serves as our General Counsel. He served as a member of our Board of Directors from October 1997 through November 2008 and as our Secretary from October 1997 to April 2009. Mr. Etheridge first became associated with us in 1980 when he provided consulting services to us and participated in negotiations with respect to our initial private placement through Oppenheimer & Co., Inc. Mr. Etheridge has been practicing law since 1967, specializing in transactional law. Mr. Etheridge is a member of the Virginia State Bar, a Judicial Remedies Award Scholar, and has served as President of the Tidewater Arthritis Foundation. He is a graduate of Duke University, and received his Law degree from the University of Richmond School of Law.

         WAYNE S. SPRINGATE is Vice President of Operations and joined Hemispherx in 2002 as Vice President of Business Development. Mr. Springate came on board when Hemispherx acquired Alferon N Injection(R) and its New Brunswick, NJ manufacturing facilities. He led the consolidation of our Rockville facility to our New Brunswick location as well as coordinated the relocation of manufacturing polymers from South Africa to our production facility in New Brunswick. He is responsible for preparing our Manufacturing plant for a Pre Approval Inspection by the FDA in connection with the filing of our Ampligen(R) NDA. Previously, Mr. Springate acted as President for World Fashion Concepts. He oversaw operations at several locations in the United States and overseas. Mr. Springate assisted the CEO in details of operations on a daily basis and was involved in all aspects of manufacturing, warehouse management, distribution and logistics.

         KATALIN FERENCZ-BIRO, Ph.D. has served as the Company's Senior Vice President of Regulatory Affairs and Quality Assurance Departments since January 2007. She served as the Director of Regulatory Affairs and Quality Assurance from 2006 to 2007. Previously from 1987 to 2003, she served Interferon Sciences Inc, in various positions including Senior Director of Regulatory Affairs, Quality Control and Quality Assurance Departments, and FDA official for our FDA approved product, Alferon N Injection(R). Dr. Ferencz-Biro received her Ph.D. in Chemistry/ Biochemistry in 1972 from the University of Eotvos Lorand, Budapest, Hungary, and her M.S., in Chemistry and Biology in 1971 from University of Eotvos Lorand, Budapest, Hungary. She was a postdoctoral fellow from 1981-1984 in Rutgers University, Center for Alcohol Studies, Piscataway, New Jersey. She is an author and co-author of several scientific publications, patents and presentations on the field of biochemistry. Currently she is a member of Regulatory Affairs Professionals Society.

         RUSSEL J. LANDER, Ph.D. is Vice President Quality Assurance. Dr. Lander joined Hemispherx in 2005, assuming responsibility for CMC writing for the NDA filing of Ampligen(R). He has subsequently served at the New Brunswick site as Director of Quality Control and has provided guidance to the efforts to improve and validate the manufacturing process for the synthesis of Ampligen(R) polynucleotide raw materials, Poly I and Poly C12U. Dr. Lander was formerly employed at Merck and Co., Inc. in the process development groups for drug development (1977-1991) and vaccines (1991-2005). Dr. Lander received his Ph.D. in Chemical/Biochemical Engineering from the University of Pennsylvania. He has authored numerous scientific publications and invention disclosures.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

         Our policy is to require that any transaction with a related party required to be reported under applicable Securities and Exchange Commission ("SEC") rules, other than compensation related matters and waivers of our code of business conduct and ethics, be reviewed and approved or ratified by a majority of independent, disinterested directors. We have not adopted procedures for review of, or standards for approval of, these transactions, but instead review such transactions on a case by case basis. Our policy is to require that all compensation related matters be recommended for Board approval by the Compensation Committee and that any waiver of our code of business conduct and ethics be reviewed and approved by the Corporate Governance and Nominating Committee and be reported under applicable SEC rules.

         We have employment agreements with certain of our executive officers and have granted such officers and directors options and warrants to purchase our common stock, as discussed below under the heading, "Compensation of Executive Officers and Directors".

         Ransom W. Etheridge, our General Counsel and a former director, is an attorney in private practice, who renders corporate legal services to us from time to time, for which he has received fees totaling approximately $105,400 in 2008. In addition, Mr. Etheridge served on the Board of Directors until November 2008. For his service as a Director in 2008, he received Director's Fees of $112,500 in cash and stock.

         We use the property acquired in late 2004 by Retreat House, LLC, an entity in which the children of William A. Carter have a beneficial interest. We paid Retreat House, LLC $41,200 in 2008, for the use of the property at various times.

         Thomas K. Equels was elected to the Board of Directors at the Annual Stockholders Meeting on November 17, 2008. Mr. Equels has provided legal serves to us for several years. In 2008, we paid Mr. Equel's law firm $395,000 for services rendered. Mr. Equel's received $37,500 in our stock for his Board fees in 2008.

         We have continued to utilize The Sage Group, Inc., a health care, technology oriented, strategy and transaction advisory firm, to assist us in obtaining a strategic alliance in Japan for the use of Ampligen(R) in treating Chronic Fatigue Syndrome (CFS) and Avian Flu. We paid The Sage Group approximately $167,000 in fees for the year ended December 31, 2008.

         Kati Kovari, M.D. was paid $13,000 in 2008 for her part-time services to us as Assistant Medical Director. Dr. Kovari is the spouse of Dr. Carter, our Chairman and CEO.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of equity securities, to file reports with the Securities and Exchange Commission reflecting their initial position of ownership on Form 3 and changes in ownership on Form 4 or Form 5. Based solely on a review of the copies of such Forms received by us, we found that, during the fiscal year ended December 31, 2008, certain of our officers and directors had not complied with all applicable
Section 16(a) filing requirements on a timely basis with regard to transactions occurring in 2008. Specifically, Dr. Carter filed one form 4 late concerning one transaction; Mr. Etheridge filed three Forms 4 late concerning three transactions; Mr. Kiani filed three Forms 4 late concerning three transactions; Mr. Piani filed three Forms 4 late concerning three transactions; Dr. Mitchell filed four Forms 4 late concerning four transactions; and Dr. Strayer filed one Form 4 late concerning one transaction.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation Discussion and Analysis

Objectives and Philosophy of Executive Compensation

         The primary objectives of the compensation committee of our board of directors with respect to executive compensation are to attract and retain the most talented and dedicated executives possible, to tie annual and long-term cash and stock incentives to achievement of measurable performance objectives, and to align executives' incentives with stockholder value creation. To achieve these objectives, the compensation committee expects to implement and maintain compensation plans that tie a substantial portion of executives' overall compensation to key strategic financial and operational goals such as the establishment and maintenance of key strategic relationships, the development of our products, the identification and advancement of additional product and the performance of our common stock price. The compensation committee evaluates individual executive performance with the goal of setting compensation at levels the committee believes are comparable with executives in other companies of similar size and stage of development operating in the biotechnology industry while taking into account our relative performance and our own strategic goals.

         Our compensation plans are developed by utilizing publicly available compensation data and subscription compensation survey data for national and regional companies in the biopharmaceutical industry. We believe that the practices of this group of companies provide us with appropriate compensation benchmarks, because these companies have similar organizational structures and tend to compete with us for executives and other employees. For benchmarking executive compensation, we typically review the compensation data we have collected from the complete group of companies, as well as a subset of the data from those companies that have a similar number of employees as our company. In past years, we had engaged independent outside consultants to help us analyze this data and to compare our compensation programs with the practices of the companies represented in the compensation data we review. However given the current harsh economic conditions and our efforts to conserve cash, we did not undertake an analysis of any compensation nor offer any incremental or performance salary increases for the year-end 2008. Additionally, the Board did not approve the award of any bonus for 2008.

Elements of Executive Compensation

Executive compensation consists of the following elements:

Base Salary

         Base salaries for our executives are established based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies for similar positions. Generally, we believe that executive base salaries should be targeted near the median of the range of salaries for executives in similar positions with similar responsibilities at comparable companies, in line with our compensation philosophy. Base salaries are reviewed annually, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. This review normally occurs in the fourth quarter of each year.

Annual Bonus

         Our compensation program includes eligibility for an annual performance-based cash bonus in the case of all executives and certain senior, non-executive employees. The amount of the cash bonus depends on the level of achievement of the stated corporate, department, and individual performance goals, with a target bonus generally set as a percentage of base salary. As provided in his employment agreement, our Chief Executive Officer is eligible for an annual performance-based bonus up to 25% of their salaries, the amount of which, if any, is determined by the board of directors in its sole discretion based on the recommendation of the compensation committee.

         The Compensation Committee utilizes annual incentive bonuses to compensate officers for achieving financial and operational goals and for achieving individual annual performance objectives. These objectives will vary depending on the individual executive, but will relate generally to strategic factors such as establishment and maintenance of key strategic relationships, development of our product, identification and research and development of additional products, and to financial factors such as raising capital and improving our results of operations.

         The Compensation Committee and the Board of Directors declined to awarded bonuses for 2008 to any of our executives, senior or non-executive employees.

Long-Term Incentive Program

         We believe that long-term performance is achieved through an ownership culture that encourages such performance by our executive officers through the use of stock and stock-based awards. Our stock plans have been established to provide our employees, including our executive officers, with incentives to help align those employees' interests with the interests of stockholders. The Compensation Committee believes that the use of stock and stock-based awards offers the best approach to achieving our compensation goals. We have historically elected to use stock options as the primary long-term equity incentive vehicle. We have adopted stock ownership guidelines and our stock compensation plans have provided the principal method, other than through direct investment for our executive officers to acquire equity in our Company. We believe that the annual aggregate value of these awards should be set near competitive median levels for comparable companies. However, in the early stage of our business, we provided a greater portion of total compensation to our executives through our stock compensation plans than through cash-based compensation.

Stock Options

         Our stock plans authorize us to grant options to purchase shares of common stock to our employees, directors and consultants. Our Compensation Committee oversees the administration of our stock option plan. The Compensation Committee reviews and recommends approval by our Board of Directors of stock option awards to executive officers based upon a review of competitive compensation data, its assessment of individual performance, a review of each executive's existing long-term incentives and retention considerations. Periodic stock option grants are made at the discretion of the Board of Directors upon recommendation of the Compensation Committee to eligible employees and, in appropriate circumstances, the compensation committee considers the recommendations of members of management. In 2008, the Compensation Committee and the Board authorized the renewal of expiring options for certain named executives in the amounts indicated in the section entitled "Stock Option Grants to Executive Officers." Grants were made to certain of our employees based on past performance, particularly, those who worked hard and diligently on the preparation of our NDA. Stock options granted by us have an exercise price equal to the fair market value of our common stock on the day of grant and typically vest over a period of years based upon continued employment, and generally expire ten years after the date of grant. Incentive stock options also include certain other terms necessary to assure compliance with the Internal Revenue Code of 1986, as amended, or Internal Revenue Code.

         We expect to continue to use stock options as a long-term incentive vehicle because: (1) Stock options align the interests of executives with those of the stockholders, support a pay-for-performance culture, foster employee stock ownership, and focus the management team on increasing value for the stockholders, (2) Stock options are performance based. All the value received by the recipient of a stock option is based on the growth of the stock price, (3) Stock options help to provide a balance to the overall executive compensation program as base salary and our discretionary annual bonus program focus on short-term compensation, while the vesting of stock options increases shareholder value over the longer term, and (4) the vesting period of stock options encourages executive retention and the preservation of shareholder value.

         In determining the number of stock options to be granted to executives, we take into account the individual's position, scope of responsibility, ability to affect profits and shareholder value and the individual's historic and recent performance and the value of stock options in relation to other elements of the individual executive's total compensation.

         Options granted under the 2004 plan include 1,345,742 in 2006, 3,232,870 in 2007 (including 2,970,000 issued for expiring options) and 687,000 in 2008 (302,000 issued for unexercised and expired options). Unless sooner terminated, the Equity Incentive Plan will continue in effect for a period of 10 years from its effective date.

         Our 2004 Equity Compensation Plan authorizes us to grant restricted stock and restricted stock units. In 2008, we issued 755,829 shares to consultants and vendors for services rendered in lieu of cash.

         As of December 31, 2008 we had 18,081 shares for future use under the 2004 plan.

         On June 30, 2007 the stockholders adopted the 2007 Equity Incentive Plan which authorizes the issuance of up to 8,000,000 stock options to acquire common stock pursuant to the terms of the plan. This Plan also authorizes us to grant restricted stock and restricted stock units. 1,450,000 options (all were issued for expiring and unexercised options) were granted pursuant to the 2007 plan. In addition, we issued 201,010 shares of unrestricted stock and 2,434,177 shares in restricted stock to consultants and other vendors for services performed in lieu of cash.

Other Compensation

         Our Chief Executive Officer, Chief Financial Officer and General Counsel have employment, and/or engagement contracts that will remain in effect until they are terminated, expire, or are renegotiated. Each contract is different with respect to specific benefits or other compensation. We maintain a broad-based benefits program that is provided to all employees including vacation, sick leave and health insurance. Details of these agreements is are as follows:

         Dr. Carter's employment as our Chief Executive Officer and Chief Scientific Officer expires December 31, 2010 unless sooner terminated for cause or disability. The agreement automatically renews for successive one year periods after the initial termination date unless we or Dr. Carter give written notice otherwise at least ninety days prior to the termination date or any renewal period. Dr. Carter has the right to terminate the agreement on 30 days' prior written notice. The base salary is subject to adjustments and the average increase or decrease in the Consumer Price Index for the prior year. In addition, Dr. Carter could receive an annual performance bonus of up to 25% of his base salary, at the sole discretion of the Compensation Committee of the board of directors, based on his performance or our operating results. Dr. Carter will not participate in any discussions concerning the determination of his annual bonus. Dr. Carter is also entitled to an incentive bonus of 0.5% of the gross proceeds received by us from any joint venture or corporate partnering arrangement. Dr. Carter's agreement also provides that he be paid a base salary and benefits through the last day of the then term of the agreement if he is terminated without "cause", as that term is defined in agreement. In addition, should Dr. Carter terminate the agreement or the agreement be terminated due to his death or disability, the agreement provides that Dr. Carter be paid a base salary and benefits through the last day of the month in which the termination occurred and for an additional twelve month period. On January 1, 2009, Dr. Carter's compensation as an employee was changed pursuant to our "Employee Wage Or Hours Reduction Program" (discussed below) consistent with an employee earning over $200,000 per annum to receive 50% of his wages in Incentive Rights on a three-to-one conversion basis.

         Our engagement of Dr. Carter as a consultant related to patent development, as one of our directors and as chairman of the Executive Committee of our Board of Directors expires December 31, 2010 unless sooner terminated for cause or disability. The agreement automatically renews for successive one year periods after the initial termination date or any renewal period. Dr. Carter has the right to terminate the agreement on 30 days' prior written notice. The base fee is subject to annual adjustments equal to the percentage increase or decrease of annual dollar value of directors' fees provided to our directors during the prior year. The annual fee is further subject to adjustment based on the average increase or decrease in the Consumer Price Index for the prior year. In addition, Dr. Carter could receive an annual performance bonus of up to 25% of his base fee, at the sole direction of the Compensation Committee of the board of directors, based on his performance. Dr. Carter will not participate in any discussions concerning the determination of this annual bonus. Dr. Carter's agreement also provides that he be paid his base fee through the last day of the then term of the agreement if he is terminated without "cause", as that term is defined in the agreement. In addition, should Dr. Carter terminate the agreement or the agreement be terminated due to his death or disability, the agreement provides that Dr. Carter be paid fees due him through the last day of the month in which the termination occurred and for an additional twelve month period. On January 1, 2009, Dr. Carter's compensation as a consultant was changed pursuant to our "Employee Wage Or Hours Reduction Program" consistent with an employee earning over $200,000 per annum to receive 50% of his fee in Incentive Rights on a three-to-one conversion basis.

         An Engagement Agreement with Charles T. Bernhardt, CPA as Chief Financial Officer (interim) was finalized on December 1, 2008 and effective January 1, 2009. The agreement calls for an initial salary of $160,000 per annum and eligibility for the Goal Achievement Incentive Program. Additionally, the agreement is based on an employment "at will" basis in which either party may cancel upon two weeks written notice. Consistent with the Company's "Employee Wage Or Hours Reduction Program", Mr. Bernhardt has elected to receive 50% of his wages in Incentive Rights on a three-to-one conversion basis.

         Our agreement with Ransom W. Etheridge provides for Mr. Etheridge's engagement as our General Counsel until December 31, 2009 unless sooner terminated for cause or disability. The agreement automatically renews for successive one year periods after the initial termination date unless we or Mr. Etheridge give written notice otherwise at least ninety days prior to the termination date or any renewal period. Mr. Etheridge has the right to terminate the agreement on 30 days' prior written notice. The initial annual fee for services is $105,408 and is annually subject to adjustment based on the average increase or decrease in the Consumer Price Index for the prior year. Mr. Etheridge's agreement also provides that he be paid all fees through the last day of then current term of the agreement if he is terminated without "cause" as that term is defined in the agreement. In addition, should Mr. Etheridge terminate the agreement or the agreement be terminated due to his death or disability, the agreement provides that Mr. Etheridge be paid the fees due him through the last day of the month in which the termination occurred and for an additional twelve month period. Mr. Etheridge will devote approximately 85% of his business time to our business. Effective January 1, 2009, one-half of the monthly fee compensation to be paid to Ransom W. Etheridge pursuant to the terms of his Engagement Agreement with us as our General Counsel will be paid in shares of the Company's common stock ("Etheridge Share Compensation"). The number of shares issued as Etheridge Share Compensation shall be calculated based on a value equal to three times one-half of the monthly fee compensation to be paid to Mr. Etheridge pursuant to the terms of his Engagement Agreement with us, with the value of the shares being determined by the average of the closing share price of our common stock on the NYSE Amex for the month for which compensation is due.

         On December 31, 2008, we entered into a severance/consulting agreement with retiring Chief Financial Officer, Robert E. Peterson. This agreement provide a monthly fee of $4,000 plus travel expenses and Options to purchase 20,000 shares of the our common stock at the end of each calendar quarter through year-end 2011 in return for consulting services. The exercise price of the Options is to be equal to 120% of the closing price of the our stock on the NYSE Amex on the last trading day of the calendar quarter for which the Options are being issued. Mr. Peterson may terminate the Advisory Services at any time upon giving us 60 days notice in writing of the intention to terminate the Advisory Services. Mr. Peterson also is entitled to certain change of control benefits and an incentive fee if and when we execute a financing transaction.

Goal Achievement Incentive Program

         On November 17, 2008 the Board of Directors authorized the Goal Achievement Incentive Program. This program is designed to intensify the efforts of the parties involved in securing strategic partnering agreements with third parties. Pursuant to the Goal Achievement Program, we will pay the parties participating in the Program an incentive bonus for each timely agreement (as defined below) entered into by us with any and all third parties in which we receive cash (as defined below) from such third parties as a result of the execution of such agreements ("Strategic Partnering Agreements"), provided, however, Strategic Partnering Agreements do not include agreements whereby we receive cash as a result of (i) only the sale of Ampligen(R) or other of our products, (ii) we only being reimbursed for expenses, not including expenses for prior research conducted by us, incurred by us, (iii) an agreement in which the only economic benefit to us is one or more loans, and (iv) an agreement, other than an agreement which results in a change of control of the Hemispherx, in which the only economic benefit to us is the sale of our equity or other securities. The incentive bonus will be in an amount equal to one percent (1%) of the amount of all cash received by us pursuant to each such Strategic Partnering Agreement between the dates of the execution of each such Strategic Partnering Agreement and the first commercial sale of Ampligen(R) following the full commercial approval of the sale of Ampligen(R) in each jurisdiction. All incentive bonus payments will be payable in readily available funds within ten
(10) days following receipt by us of readily available funds as a result of our receipt of such first cash. For purposes hereof "timely agreements" means all agreements entered into by us with any and all third parties (a) on or before June 30, 2009 and (b) on or before March 31, 2010 with third parties with which we had been in active negotiations on or before June 30, 2009. For purposes of the Goal Achievement Program "cash" means any asset which is either (a) readily available funds or (b) capable of being converted into readily available funds in value equal to the value ascribed to such asset in the Strategic Partnering Agreement within six months of the receipt of such asset by us. The Goal Achievement Program presently includes Dr. William Carter, CEO, Dr. Chaunce Bogard, consultant and acting Senior Vice President, The Sage Group (one of our strategic advisors) and Anthony Bonelli, our former President and COO, Dr. David
R. Strayer, Medical Director and all of our active employees as of January 1, 2009.

Employee Wage Or Hours Reduction Program

         In an effort to conserve Company cash, the Employee Wage Or Hours Reduction Program (the "Program") was ratified by the Board effective January 1, 2009. In a mandatory program that is estimated to be in effect for up to six months, compensation of all active full-time employees as of January 1, 2009 ("Participants") were reduced through a reduction in their wages for which they would be eligible to receive shares of our common stock ("Stock") six months after the shares were earned. While all employees were also offered the option to reduce their work hours with a proportional decease in wages, none elected this alternative.

         On  a  semi-monthly  basis,   Participants   receive  rights  to  Stock
("Incentive Rights") that cannot be traded. Six months after the date the Incentive Rights are awarded, we will undertake a process to have Incentive Rights converted into Stock and issued to each Participant on a monthly basis. We will establish and maintain a record for the number of Incentive Rights awarded to each Participant. At the end of each semi-monthly period, we will determine the number of Incentive Rights by converting the proportionate incentive award to the value of the Stock by utilizing the closing price of the Stock on the NYSE Amex based on the average daily closing price for the period.

The Plan is being administered for full-time employees as follows:

o Twenty-three employees earning $90,000 or less per year elected a wage reduction of 10% per annum and are receiving an incentive of two times the value in Stock;

o Four employees earning $90,001 to $200,000 per year elected a wage reduction of 25% per annum are receiving an incentive of two times the value in Stock;

o Two employees earning over $200,000 per year elected a wage reduction of 50% per annum and are receiving an incentive of three times the value in Stock;

o Any employee could elect a 50% per annum wage reduction which would allow them to be eligible for an incentive award of three times the value in Stock. This option was elected by three employees.

         Prior to the Stock being issued, we will establish a trading account with an independent brokerage firm for each Participant. Incentive Rights will constitute income to the Participants and be subject to payroll taxes upon Stock issuance. At a brokerage firm selected by us, we will bear all expenses related to selling the Stock (i.e.; broker fees, transaction costs, commissions, etc.) for payroll withholding taxes purposes. Thereafter, for each Participant during the period that they remain an active employee, we will continue to bear such costs from this designated brokerage firm for the maintenance of this account and all expenses related to selling our Stock. Participants leaving us or voluntarily separating from the Plan will receive the Stock earned upon the six month conversion of their Incentive Rights. The Plan benefits for individuals that are no longer Participants will become fixed and we will not continue to bear such costs from the designated brokerage firm for the maintenance of an account nor any expenses related to selling the Stock except for the initial costs associated to the selling of Stock for payroll withholding taxes purposes.

Employee Bonus Pool Program

         An element of the Employee Wage Or Hours Reduction Program was the establishment of a Bonus Pool (the "Pool") in the case of FDA Approval ("Approval") of Ampligen(R). This bonus is to award to each employee of record at January 1, 2009 a pretax sum of 30% in wages, calculated on their base per annum compensation at the time of the Approval, and awarded within three months of Approval. Participants who terminate their employment prior to the Approval will not qualify for this bonus.

Key Employee Retention

         The Board of Directors, deeming it essential to the best interests of our shareholders to foster the continuous engagement of key management personnel and recognizing that, as is the case with many publicly held corporations, a change of control might occur and that such possibility, and the uncertainty and questions which it might raise among management, might result in the departure or distraction of management personnel to our detriment and our shareholders, determined to reinforce and encourage the continued attention and dedication of members of our management to their engagement without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of Hemispherx and entered into identical agreements regarding change in control with William A. Carter, our Chief Executive Officer and Chief Scientific Officer, and Ransom W. Etheridge, our General Counsel. Each of the agreements regarding change in control became effective March 11, 2005 and continue through December 31, 2008 and extend automatically to the third anniversary thereof unless we give notice to the other party prior to the date of such extension that the agreement term will not be extended. Notwithstanding the foregoing, if a change in control occurs during the term of the agreements, the term of the agreements will continue through the second anniversary of the date on which the change in control occurred. Each of the agreements entitles William A. Carter and Ransom W. Etheridge, respectively, to change of control benefits, as defined in the agreements and summarized below, upon their respective termination of employment/engagement with us during a potential change in control, as defined in the agreements or after a change in control, as defined in the agreements, when their respective terminations are caused (1) by us for any reason other than permanent disability or cause, as defined in the agreement (2) by William
A. Carter and/or Ransom W. Etheridge, respectively, for good reason as defined in the agreement or, (3) by William A. Carter, and Ransom W. Etheridge, respectively for any reason during the 30 day period commencing on the first date which is six months after the date of the change in control.

The benefits for each of the foregoing executives would be as follows:
o A lump sum cash payment of three times his base salary and annual bonus amounts; and o Outplacement benefits.

Each agreement also provides that the executive is entitled to a "gross-up" payment to make him whole for any federal excise tax imposed on change of control or severance payments received by him.

Dr. Carter's agreement also provides for the following benefits:
o Continued insurance coverage through the third anniversary of his termination; and o Retirement benefits computed as if he had continued to work for the above period.

401(k) Plan

         In December 1995, we established a defined contribution plan, effective January 1, 1995, entitled the Hemispherx Biopharma employees 401(K) Plan and Trust Agreement. All of our full time employees are eligible to participate in the 401(K) plan following one year of employment. Subject to certain limitations imposed by federal tax laws, participants are eligible to contribute up to 15% of their salary (including bonuses and/or commissions) per annum. Through March 14, 2008, Participants' contributions to the 401(K) plan were matched by Hemispherx at a rate determined annually by the board of directors. Each participant immediately vests in his or her deferred salary contributions, while our contributions will vest over one year.

         Effective March 15, 2008, we ended our 100% matching of up to 6% of the 401(k) contributions provided to the account for each eligible participant. Our 401(k) Plan contribution cost for the twelve months ended December 31, 2008 is $20,421 and it is required for payment prior to the final filing of our 2008 Federal Corporate Tax filing. There has not been any additional Company matching costs since March 15, 2008 and none is projected for calendar year 2009.

Severance

         Upon termination of employment, most executive officers are entitled to receive severance payments under their employment and/or engagement agreements. In determining whether to approve and setting the terms of such severance arrangements, the compensation committee recognizes that executives, especially highly ranked executives, often face challenges securing new employment following termination. The employment agreement with our CEO, which expires on December 31, 2010, provides that we pay him an annual salary through the term of the agreement if terminated without cause.

         We believe that our Executive Officers' severance package is generally in line with severance packages offered to chief executive officers of the companies of similar size to us represented in the compensation data we reviewed.

Compensation of Directors

         Non-employee Board member compensation consists of an annual retainer ("Directors' fees") of $150,000, which in 2008 was paid two thirds in cash and one third in our common stock. On September 9, 2003, the Directors approved a 10 year plan which authorizes up to 1,000,000 shares for use in supporting this compensation plan. The number of shares paid shall have a value of $12,500 with the value of the shares being determined by the closing price of our common stock on the NYSE Amex on the last day of the calendar quarter. Director's fees are paid quarterly at the end of each calendar quarter.

         On November 28, 2009, Thomas K. Equels joined our Board of Directors as a non-employee Board member in which his compensation of $150,000 for all director fees were agreed to be paid in the form of our common stock.

         All Directors have been granted options to purchase common stock under our Stock Option Plans and/or Warrants to purchase common stock. We believe such compensation and payments are necessary in order for us to attract and retain qualified outside directors.

         Commencing as of January 1, 2009, the ratio of stock to cash being paid as Director's fees ("Annual Compensation") was changed. The Annual Compensation for each of the directors then serving, other than Thomas Equels, consists of $25,000 and shares of common stock having a value of $125,000 ("Share Compensation"). The Annual Compensation for Thomas Equels consists of shares of common stock having a value of $150,000 ("Share Compensation").

         To the extent that Share Compensation would exceed 1,000,000 shares in the aggregate for the ten year period commencing January 1, 2003 as previously approved by Resolution of the Board of September 9, 2003, shares for Share Compensation shall be issued under the our 2007 Equity Incentive Plan.

Conclusion

         Our compensation policies are designed to retain and motivate our senior executive officers and to ultimately reward them for outstanding individual and corporate performance.


Summary Compensation Table - 2006 - 2008
---------------------------- ---- ----------- -------- ------------ ----------  ----------------- -------------   ---------------
Name and Principal Position  Year Salary/Fees  Bonus   Option Award Non-Equity  Change in Pension All Other          Total
                                                        (1), (8)    Incentive   Value and         Compensation
                                                        & (14)      Plan        Nonqualified
                                                                    CompensationDeferred
                                                                    and Stock   Compensation
                                                                    Awards      Earnings
---------------------------- ---- ----------- -------- ------------ ----------  ----------------- -------------   ---------------
---------------------------- ---- ----------- -------- ------------ ----------  ----------------- -------------   ---------------
William. A. Carter,          2008  $664,624    $-       $316,571(4)  $-         $-                $106,094(2)      $1,087,289
Chief Executive Officer      2007  $637,496    $166,156 $1,688,079   $-         $-                $123,063(9)      $2,614,794
                             2006  $655,686    $166,624 $1,236,367   $-         $-                $118,087(15)(16) $2,176,764
---------------------------- ---- ----------- -------- ------------ ----------  ----------------- -------------   ---------------
---------------------------- ---- ----------- -------- ------------ ----------  ----------------- -------------   ---------------
Anthony A. Bonelli,          2008  $-          $-       $-           $-         $-                $-                $-
Chief Operating Officer      2007  $350,000(11)$87,500  $59,684      $-         $-                $33,375(10)       $530,559
                             2006  $35,000(17) $50,000  $122,601     $-         $-                $3,000(15)        $210,601
---------------------------- ---- ----------- -------- ------------ ----------  ----------------- -------------   ---------------
---------------------------- ---- ----------- -------- ------------ ----------  ----------------- -------------   ---------------
Robert. E. Peterson, Chief   2008  $259,164    $-       $-           $-         $-                $-                $259,164
Financial Officer (3)        2007  $259,164    $64,791  $153,055     $-         $-                $-                $477,010
                             2006  $259,164    $64,791  $373,043     $-         $-                $-                $696,998
---------------------------- ---- ----------- -------- ------------ ----------  ----------------- -------------   ---------------
---------------------------- ---- ----------- -------- ------------ ----------  ----------------- -------------   ---------------
David. R. Strayer, Medical   2008  $201,389    $-       $16,168(4)   $-         $-                $-                $217,557
Director                     2007  $240,348    $50,347  $79,810      $-         $-                $-                $370,505
                             2006  $225,144    $-       $19,200      $-         $-                $-                $244,344
---------------------------- ---- ----------- -------- ------------ ----------  ----------------- -------------   ---------------
---------------------------- ---- ----------- -------- ------------ ----------  ----------------- -------------   ---------------
Carol A. Smith, VP           2008   $147,695   $-       $600(4)      $-         $-                $23,072(5)        $171,367
of Manufacturing Quality &   2007   $147,695   $-       $34,235      $-         $-                $30,088(11)       $212,018
Process Dev..                2006   $143,136   $-       $9,600       $-         $-                $17,227(16)       $169,963
---------------------------- ---- ----------- -------- ------------ ----------  ----------------- -------------   ---------------
---------------------------- ---- ----------- -------- ------------ ----------  ----------------- -------------   ---------------
Mei-June Liao, VP of         2008   $-         $-       $-           $-         $-                $-                $-
Regulatory Affairs &         2007   $-         $-       $-           $-         $-                $-                $-
Quality Control              2006   $158,381   $-       $9,600       $-         $-                $18,246(16)       $186,227
---------------------------- ---- ----------- -------- ------------ ----------  ----------------- -------------   ---------------
---------------------------- ---- ----------- -------- ------------ ----------  ----------------- -------------   ---------------
Katalin Ferencz-Biro,        2008   $145,000   $-       $-           $-         $-                $11,461(6)        $156,461
Senior VP of Regulatory      2007   $145,000   $-       $11,744      $-         $-                $13,999(12)       $170,743
Affairs                      2006   $-         $-       $-           $-         $-                $-                $-
---------------------------- ---- ----------- -------- ------------ ----------  ----------------- -------------   ---------------
---------------------------- ---- ----------- -------- ------------ ----------  ----------------- -------------   ---------------
Wayne Springate, VP of       2008   $150,000   $-       $-           $-         $-                $7,354(6)         $157,354
Operations                   2007   $150,000   $37,500  $36,253      $-         $-                $13,429(12)       $237,182
                             2006   $-         $-       $-           $-         $-                $-                $-
---------------------------- ---- ----------- -------- ------------ ----------  ----------------- -------------   ---------------
---------------------------- ---- ----------- -------- ------------ ----------  ----------------- -------------   ---------------
Russel Lander,               2008   $178,000   $-       $-           $-         $-                $9,649(7)         $187,649
VP of Quality Assurance      2007   $178,000   $-       $11,744      $-         $-                $9,649(13)        $199,393
                             2006   $-         $-       $-           $-         $-                $-                $-
---------------------------- ---- ----------- -------- ------------ ----------  ----------------- -------------   ---------------
---------------------------- ---- ----------- -------- ------------ ----------  ----------------- ------------- -  --------------
Robert Hansen, VP of         2008   $-         $-       $-           $-         $-                 $-               $-
Manufacturing                2007   $-         $-       $-           $-         $-                 $-               $-
                             2006   $140,311   $-       $9,600       $-         $-                 $17,006(16)      $166,917
---------------------------- ---- ----------- -------- ------------ ----------  ----------------- -------------   ---------------
---------------------------- ---- ----------- -------- ------------ ----------  ----------------- -------------   ---------------
R. Douglas Hulse             2008   $-         $-       $-           $-         $-                 $-               $-
                             2007   $-         $-       $-           $-         $-                 $-               $-
                             2006   $105,000   $-       $-           $-         $-                 $-              $105,000
---------------------------- ---- ----------- -------- ------------ ----------  ----------------- -------------   ---------------

2008 Notes:

(1) Based on Black Scholes pricing model of valuing options. Total fair of options granted to Officers in 2007 was $364,648.
(2) Consists of a) Life Insurance premiums totaling $66,411; b) Healthcare premiums of $28,586; and d) company car expenses of $11,097.
(3)      Mr. Peterson retired from Hemispherx effective December 31, 2008.
(4)      Issue  of  options  for  options   previously   granted   that  expired
         unexercised.
(5) Consists of Healthcare premiums of $21,226, and 401-K matching funds of $1,846.
(6)      Healthcare premiums and 401-K matching funds.
(7)      Healthcare premiums.

2007 Notes:

(8) Based on Black Scholes pricing model of valuing options. Total fair of options granted to Officers in 2007 was $364,648.
(9) Consists of a) Life Insurance premiums totaling $66,411; b) Healthcare premiums of $28,586; and d) company car expenses of $11,097.
(10)     Mr. Peterson retired from Hemispherx effective December 31, 2008.
(11)     Issue  of  options  for  options   previously   granted   that  expired
         unexercised.
(12) Consists of Healthcare premiums of $21,226, and 401-K matching funds of $1,846.
(13)     Healthcare premiums and 401-K matching funds.

2006 Notes:

(14) Based on Black Scholes Pricing Model of valuing options. Total Fair Value of Option Awards granted to officers in 2006 was $1,780,011.
(15) Consists of Healthcare premiums, life insurance premiums, 401-K matching funds, qualifying insurance premium, company car and parking cost.
(16)     Consists of healthcare premiums and 401-K matching funds.
(17) Mr. Bonelli joined Hemispherx on November 27, 2006. His annual salary was $350,000.

2008 Stock Option Grants to Executive Officers

The following table provides additional information about option awards granted to our Named Executive Officers during the year ended December 31, 2008. The compensation plan under which the grants in the following tables were made are described in the Compensation Discussion and Analysis section headed "Long-Term Equity Incentive Awards".

----------------- ---------- ----------------- ------------------ --------------- -----------------  -----------------------
Name              Grant Date  No. of Options   Exercise Price per Expiration Date Closing Price on   Grant Date Fair Value
                                               Share                              Grant              of Option (2)
----------------- ---------- ----------------- ------------------ --------------- -----------------  -----------------------
----------------- ---------- ----------------- ------------------ --------------- -----------------  -----------------------
W.A. Carter, CEO  2/18/08       190,000(1)       $4.00              2/18/18        $ 0.89                      61,437
                  9/17/08     1,450,000(1)        2.20              9/17/18          0.52                     255,134
----------------- ---------- ----------------- ------------------ --------------- -----------------  -----------------------
----------------- ---------- ----------------- ------------------ --------------- -----------------  -----------------------
D. Strayer,       2/18/08        50,000(1)        4.00              2/18/18          0.89                      16,168
Medical Director
----------------- ---------- ----------------- ------------------ --------------- -----------------  -----------------------
----------------- ---------- ----------------- ------------------ --------------- -----------------  -----------------------
C. Smith, VP MFG. 2/18/08         5,000(1)        4.00              2/18/18          0.89                         600
----------------- ---------- ----------------- ------------------ --------------- -----------------  -----------------------

1)       Renewal of previously issued options that expired unexercised.
2) These amounts shown represent the approximate amount we recognize for financial statement reporting purposes in fiscal year 2008 for the fair value of equity awards granted to the named executive officers. As a result, these amounts do not reflect the amount of compensation actually received by the named executive officer during the fiscal year. For a description of the assumptions used in calculating the fair value of equity awards under SFAS No. 123(R), see Note 2(m) of our financial statements.



Outstanding Equity Awards at Year End - 2008

----------------- -------------------------------------------------------------- -------------------------------------------------
                      Option/Warrants Awards                                                          Stock Awards
----------------- -------------------------------------------------------------- -------------------------------------------------
----------------- ------------ -------------- --------------- -------- --------- --------- ---------  -------------- -------------
Name              Number of     Number of     Equity          Option   Option     Number of  Market    Equity         Equity
                  Securities    Securities    Incentive Plan  Exercise Expiration Shares or  Value of  Incentive Plan Incentive
                  Underlying    Underlying    Awards Number   Price    Date       Units of   Shares or Awards: Number Plan Awards:
                  Unexercised   Unexercised   of Securities                       Stock That Unit That of Unearned    Market or
                  Options (#)   Options (#)   Underlying                          Have Not   Have Not  Shares, Units  Payout Value
                  Exercisable   Unexercisable Unexercised                         Vested (#) Vested    or Other       of Unearned
                                              Unearned                                                 Rights That    Shares, Units
                                              Options (#)                                              Have Not       or Other
                                                                                                       Vested (#)     Rights That
                                                                                                                      Have Not
                                                                                                                      Vested
----------------- ------------ -------------- --------------- -------- ---------- --------- ---------  -------------- -------------
----------------- ------------ -------------- --------------- -------- ---------- --------- ---------  -------------- -------------
W.A. Carter, CEO  1,450,000           0              0        $2.20      9/17/18      -         -            -               -
                  1,000,000           0              0         2.00      9/9/17       -         -            -               -
                    190,000           0              0         4.00      2/18/18      -         -            -               -
                     73,728           0              0         2.71     12/31/10      -         -            -               -
                     10,000           0              0         4.03      1/3/11       -         -            -               -
                    167,000           0              0         2.60      9/7/14       -         -            -               -
                    153,000           0              0         2.60      12/7/14      -         -            -               -
                    100,000           0              0         1.75      4/26/15      -         -            -               -
                    465,000           0              0         1.86      6/30/15      -         -            -               -
                     70,000           0              0         2.87      12/9/15      -         -            -               -
                    300,000           0              0         2.38      1/1/16       -         -            -               -
                     10,000           0              0         2.61      12/9/15      -         -            -               -
                    376,650           0              0         3.78      2/22/16      -         -            -               -
                  1,400,000           0              0         3.50      9/30/17      -         -            -               -
----------------- ------------ -------------- --------------- -------- ---------- --------- ---------  -------------- -------------
----------------- ------------ -------------- --------------- -------- ---------- --------- ---------  -------------- -------------
C. Bogard,  S VP    100,000           0              0         0.68      6/5/13       -         -            -               -
                     50,000           0              0         2.07      2/27/17      -         -            -               -
----------------- ------------ -------------- --------------- -------- ---------- --------- ---------  -------------- -------------
----------------- ------------ -------------- --------------- -------- ---------- --------- ---------  -------------- -------------
R. Peterson, CFO    200,000           0              0         2.00      9/9/17       -         -            -               -
                     50,000           0              0         3.44      6/22/14      -         -            -               -
                     13,824           0              0         2.60      9/7/14       -         -            -               -
                     55,000           0              0         1.75      4/26/15      -         -            -               -
                     10,000           0              0         2.61      12/8/15      -         -            -               -
                     50,000           0              0         3.85      2/28/16      -         -            -               -
                    100,000           0              0         3.48      4/14/16      -         -            -               -
                     30,000           0              0         3.55      4/30/16      -         -            -               -
                     13,750           0              0         2.37      1/22/17      -         -            -               --
                     10,000           0              0         4.03      1/3/11       -         -            -               --
----------------- ------------ -------------- --------------- -------- ---------- --------- ---------  -------------- -------------

----------------- ------------ -------------- --------------- -------- ---------- --------- ---------  -------------- -------------
D. Strayer,          50,000           0              0         2.00      9/9/17       -         -            -               -
Medical Director     50,000           0              0         4.00      2/28/18      -         -            -               -
                     10,000           0              0         4.03      1/3/11       -         -            -               -
                      5,000        15,000            0         3.50      2/23/07      -         -            -               -
                     10,000           0              0         1.90     12/14/14      -         -            -               -
                     10,000           0              0         2.61      12/8/15      -         -            -               -
                     15,000           0              0         2.20     11/20/16      -         -            -               -
                     16,667         8,333            0         1.30      12/6/17      -         -            -               -
----------------- ------------ -------------- --------------- -------- ---------- --------- ---------  -------------- -------------
----------------- ------------ -------------- --------------- -------- ---------- --------- ---------  -------------- -------------
C. Smith, VP of      20,000           0               0        2.00      9/9/17       -         -            -               -
MFG                   5,000           0               0        4.00      9/17/18      -         -            -               -
                     10,000           0               0        4.03      1/3/11       -         -            -               -
                     10,000           0               0        2.61      12/8/15      -         -            -               -
                      6,791           0               0        2.37      1/23/17      -         -            -               -
                     10,000           0               0        1.90      12/7/14      -         -            -               -
                      7,500           0               0        2.20     11/20/16      -         -            -               -
                     10,000         5,000             0        1.30      12/6/17      -         -            -               -
----------------- ------------ -------------- --------------- -------- ---------- --------- ---------  -------------- -------------
----------------- ------------ -------------- --------------- -------- ---------- --------- ---------  -------------- -------------
W. Springate, VP      1,812           0               0        1.90      12/7/14      -         -            -               -
of Operations         2,088           0               0        2.61      12/8/15      -         -            -               -
                      5,000           0               0        2.20     11/20/16      -         -            -               -
                     20,000           0               0        1.78      4/30/17      -         -            -               -
                     13,333         6,667             0        1.30      12/6/17      -         -            -               -
----------------- ------------ -------------- --------------- -------- ---------- --------- ---------  -------------- -------------
----------------- ------------ -------------- --------------- -------- ---------- --------- ---------  -------------- -------------
R. Lander, VP of
Quality Assurance    10,000         5,000             0        1.30      12/6/17      -         -            -               -
----------------- ------------ -------------- --------------- -------- ---------- --------- ---------  -------------- -------------
----------------- ------------ -------------- --------------- -------- ---------- --------- ---------  -------------- -------------
K. Ferencz-Biro,
VP of Reg. Affairs   10,000         5,000             0        1.30      12/6/17      -         -            -               -
----------------- ------------ -------------- --------------- -------- ---------- --------- ---------  -------------- -------------
----------------- ------------ -------------- --------------- -------- ---------- --------- ---------  -------------- -------------


Options Exercised / Stock Vested - 2008

--------------------------- ------------------------------------------- ----------------------------------------------
                                          Option Awards                                 Stock Awards
--------------------------- ------------------------------------------- ----------------------------------------------
--------------------------- ---------------------- -------------------- ---------------------- -----------------------
           Name               Number of Shares      Value Realized on     Number of Shares      Value of Realized on
                            Acquired on Exercise      Exercise ($)       Acquired on Vesting        Vesting ($)
                                     (#)                                         (#)
                                     (b)                   (c)                   (d)                    (e)
           (a)
--------------------------- ---------------------- -------------------- ---------------------- -----------------------
--------------------------- ---------------------- -------------------- ---------------------- -----------------------
W.A. Carter, CEO
                                    none
--------------------------- ---------------------- -------------------- ---------------------- -----------------------
--------------------------- ---------------------- -------------------- ---------------------- -----------------------
W.C. Bogard,
S VP                                none
--------------------------- ---------------------- -------------------- ---------------------- -----------------------
--------------------------- ---------------------- -------------------- ---------------------- -----------------------
R. Peterson, CFO
                                    none
--------------------------- ---------------------- -------------------- ---------------------- -----------------------
--------------------------- ---------------------- -------------------- ---------------------- -----------------------
D. Strayer, Medical
Director
                                    none
--------------------------- ---------------------- -------------------- ---------------------- -----------------------
--------------------------- ---------------------- -------------------- ---------------------- -----------------------
C. Smith,
VP MFG.                             none
--------------------------- ---------------------- -------------------- ---------------------- -----------------------
--------------------------- ---------------------- -------------------- ---------------------- -----------------------
W. Springate, VP of
Operations                          none
--------------------------- ---------------------- -------------------- ---------------------- -----------------------
--------------------------- ---------------------- -------------------- ---------------------- -----------------------
R. Lander,
VP of Quality Assurance             none
--------------------------- ---------------------- -------------------- ---------------------- -----------------------
--------------------------- ---------------------- -------------------- ---------------------- -----------------------
K. Ferencz-Biro,
VP of Reg. Affairs
                                    none
--------------------------- ---------------------- -------------------- ---------------------- -----------------------

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Our Compensation Committee of the Board of Directors, consisting of Richard Piani, the Committee Chairman, William Mitchell, M.D. and Dr. Iraj E. Kiani, are all independent directors. There are no interlocking relationships.

COMPENSATION COMMITTEE REPORT

         Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Annual Report with management. Based on our Compensation Committee's review of and the discussions with management with respect to the Compensation Discussion and Analysis, our Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the SEC.

                                    COMPENSATION COMMITTEE
                                    Richard Piani, Committee Chairman
                                    William Mitchell, M.D.
                                    Dr. Iraj E. Kiani

         The foregoing Compensation Committee report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts, except to the extent we incorporate by reference into such filings.

Director Compensation - 2008
------------------ ------------ ----------- ----------- --------------- ------------------- ----------------- -----------
      Name            Fees      Stock          Option     Non-Equity    Change in Pension      All Other      Total ($)
                    Earned or   Awards ($)   Awards ($)   Incentive         Value and       Compensation ($)
                     Paid in                    (2)          Plan          Nonqualified
                    Cash ($)                             Compensation        Deferred
                                                             ($)           Compensation
                                                                             Earnings
------------------ ------------ ----------- ----------- --------------- ------------------- ----------------- -----------
------------------ ------------ ----------- ----------- --------------- ------------------- ----------------- -----------
T. Equels, Director    -0-      37,500          0             0                 0                395,369 (1)     433,869
------------------ ------------ ----------- ----------- --------------- ------------------- ----------------- -----------
------------------ ------------ ----------- ----------- --------------- ------------------- ----------------- -----------
W. Mitchell,       100,000      50,000          0             0                 0                  0             150,000
Director
------------------ ------------ ----------- ----------- --------------- ------------------- ----------------- -----------
------------------ ------------ ----------- ----------- --------------- ------------------- ----------------- -----------
R. Piani,          100,000      50,000          0             0                 0                  0             150,000
Director
------------------ ------------ ----------- ----------- --------------- ------------------- ----------------- -----------
------------------ ------------ ----------- ----------- --------------- ------------------- ----------------- -----------
I. Kiani,          100,000      50,000          0             0                 0                  0             150,000
Director
------------------ ------------ ----------- ----------- --------------- ------------------- ----------------- -----------

(1)      General Counsel fees as per Engagement Agreement.
(2)      No options were awarded in 2008.


Compliance With Internal Revenue Code Section 162(m).

         One of the factors the Compensation Committee considers in connection with compensation matters is the anticipated tax treatment to Hemispherx and to the executives of the compensation arrangements. The deductibility of certain types of compensation depends upon the timing of an executive's vesting in, or exercise of, previously granted rights. Moreover, interpretation of, and changes in, the tax laws and other factors beyond the Compensation Committee's control also affect the deductibility of compensation. Accordingly, the Compensation Committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Code. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent consistent with its other compensation objectives.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth as of April 29, 2009, the number and percentage of outstanding shares of common stock beneficially owned by: o Each person, individually or as a group, known to us to be deemed the beneficial owners of five percent or more of our issued and outstanding common stock;
o        each of our directors and the Named Executives; and
o        all of our officers and directors as a group.

         As of April 29, 2009, there were no other persons, individually or as a group, known to us to be deemed the beneficial owners of five percent or more of our issued and outstanding common stock
--------------------------------------------- ------------------------------------ -------------------------------
Name and Address of                                Shares Beneficially Owned                % Of Shares
Beneficial Owner                                                                         Beneficially Owned
--------------------------------------------- ------------------------------------ -------------------------------
--------------------------------------------- ------------------------------------ -------------------------------
William A. Carter, M.D.                                   6,732,064 (1)                         8.1%
--------------------------------------------- ------------------------------------ -------------------------------
--------------------------------------------- ------------------------------------ -------------------------------
Ransom W. Etheridge                                         722,633 (2)                          *
1565-1 Old Virginia Beach Rd.
Virginia Beach, VA 23454
--------------------------------------------- ------------------------------------ -------------------------------
--------------------------------------------- ------------------------------------ -------------------------------
Richard C. Piani                                            631,935 (3)                          *
97 Rue Jeans-Jaures ,
Levaillois-Perret
France 92300
--------------------------------------------- ------------------------------------ -------------------------------
--------------------------------------------- ------------------------------------ -------------------------------
Warren C. Bogard, Ph.D.                                     242,815 (4)                          *
332 Long Ridge Lane
Exton, PA 19341
--------------------------------------------- ------------------------------------ -------------------------------
--------------------------------------------- ------------------------------------ -------------------------------
William M. Mitchell, M.D.                                   559,207 (5)                          *
Vanderbilt University
Department of Pathology
Medical Center North, 21st and Garland
Nashville, TN 37232
--------------------------------------------- ------------------------------------ -------------------------------
--------------------------------------------- ------------------------------------ -------------------------------
Thomas K. Equels                                         1,279,788 (11)                          1.5%
2601 S. Bayshore Dr., Suite #600, Miami,
FL  33133
--------------------------------------------- ------------------------------------ -------------------------------
--------------------------------------------- ------------------------------------ -------------------------------
David R. Strayer, M.D.                                      229,246 (6)                          *
--------------------------------------------- ------------------------------------ -------------------------------
--------------------------------------------- ------------------------------------ -------------------------------
Carol A. Smith, Ph.D.                                        64,291 (7)                          *
--------------------------------------------- ------------------------------------ -------------------------------
--------------------------------------------- ------------------------------------ -------------------------------
Iraj-Eqhbal Kiani, Ph.D.                                    266,453 (8)                          *
Orange County Immune Institute
18800 Delaware Street
Huntingdon Beach, CA 92648
--------------------------------------------- ------------------------------------ -------------------------------
--------------------------------------------- ------------------------------------ -------------------------------
W. Springate                                                 48,900 (9)                          *
--------------------------------------------- ------------------------------------ -------------------------------
--------------------------------------------- ------------------------------------ -------------------------------
R. Lander, Ph.D.                                            15,000 (10)                          *
--------------------------------------------- ------------------------------------ -------------------------------
--------------------------------------------- ------------------------------------ -------------------------------
K. Ferencz-Biro, Ph.D.                                      15,000 (10)                          *
--------------------------------------------- ------------------------------------ -------------------------------
--------------------------------------------- ------------------------------------ -------------------------------
Charles T. Bernhardt CPA                                       65,079                            *
--------------------------------------------- ------------------------------------ -------------------------------
--------------------------------------------- ------------------------------------ -------------------------------
All directors and executive officers as a
group                                                      10,686,868                          12.8%
(11 persons)
--------------------------------------------- ------------------------------------ -------------------------------

* Less than 1%

(1) Includes shares issuable upon the exercise of (i) replacement options issued in 2006 to purchase 376,650 shares of common stock exercisable at $3.78 per share expiring on February 22, 2016; (ii) stock options issued in 2001 to purchase 10,000 shares of common stock at $4.03 per share expiring January 3, 2011; (iii) options issued in 2007 to purchase 1,000,000 shares of common stock exercisable at $2.00 per share expiring on September 9, 2017, these options replaced previously issued options that expired unexercised on August 13, 2007; (iv) warrants issued in 2003 to purchase 1,450,000 shares of common stock exercisable at $2.20 per share expiring on September 17, 2018, these options replaced previously issued options that expired unexcercised on September 8, 2008; (v) stock options issued in 2004 to purchase 320,000 shares of common stock at $2.60 per share expiring on September 7, 2014; (vi) Stock Options issued in 2005 to purchase 100,000 shares of common stock at $1.75 per share expiring on April 26, 2015; (vii) Stock options issued in 2005 to purchase 465,000 shares of common stock at $1.86 per share expiring June 30, 2015; and (viii) stock options issued in 2005 to purchase 70,000 shares of Common Stock at $2.87 per share expiring December 9, 2015; (ix) stock options issued in 2005 to purchase 10,000 shares of Common Stock at $2.61 per share expiring December 8, 2015; (x) 300,000 options issued in 2006 to purchase common stock at $2.38 per share and expiring on January 1, 2016; (xi) 476,490 shares of Common Stock; and (xii) 490,196 warrants to purchase common stock issued on February 1, 2009 for the Stand-by Financing Agreement. Also includes 1,663,728 warrants and options originally issued to William A. Carter and subsequently transferred to Carter Investments of which Dr. Carter is the beneficial owner. These securities consist of
         (a) warrants issued in 2008 to purchase 190,000 shares of common stock at $4.00 per share expiring on February 17, 2018, these options replace previously issued warrants that expired unexercised on February 18, 2007, (b) stock options granted in 1991 and extended to purchase 73,728 shares of common stock exercisable at $2.71 per share expiring on December 31, 2019 and (c)options issued in 2007 to purchase 1,400,000 shares of common stock at $3.50 per share expiring on September 30, 2017, these options replaced previously issued options that expired unexercised on September 30, 2007.

(2) Includes shares issuable upon exercise of (i) 20,000 options issued in to purchase common stock at $4.00 per share expiring on February 17, 2018, these options replace previously issued warrants that expired unexercised on February 18, 2007; (ii) 100,000 options issued in 2002 exercisable $2.00 per share expiring on August 17, 2017, these options replaced previously issued options that expired unexercised on August 13, 2007; (iii) stock options issued in 2005 to purchase 100,000 shares of common stock exercisable at $1.75 per share expiring on April 26, 2015; and(iv) stock options issued in 2004 to purchase 50,000 shares of common stock exercisable at $2.60 per share expiring on September 7, 2014; (and (vi) 252,633 shares of common stock of which 40,900 are subject to security interest. Also includes 200,000 stock options originally granted to Ransom Etheridge in 2003 and 50,000 stock options originally granted to Ransom Etheridge in 2006, all of which were subsequently transferred to relatives and family trusts. 200,000 of these stock options are exercisable at $2.75 per share and expire on November 3, 2013. 37,500 of these options were transferred to Julianne Inglima; 37,500 of these options were transferred to Thomas Inglima; 37,500 of these options were transferred to R. Etheridge-BMI Trust; 37,500 options were transferred to R. Etheridge-TCI Trust and 50,000 of these options were transferred to the Etheridge Family Trust. 50,000 of these stock options are exercisable at $3.86 per share and expire on February 24, 2016. 12,500 of these shares were transferred to Julianne Inglima; 12,500 of these options were transferred to Thomas Inglima; 12,500 of these options were transferred to R. Etheridge - BMI Trust; and 12,500 of these options were transferred to R. Etheridge-TCI Trust. Julianne and Thomas are Mr. Etheridge's daughter and son-in-law.

(3) Includes shares issuable upon exercise of (i) 20,000 warrants issued in 1998 to purchase common stock at $4.00 per share expiring on February 17, 2018, these options replace previously issued warrants that expired unexercised on February 18, 2007; (ii) 100,000 warrants issued in 2007 exercisable at $2.00 per share expiring on September 17, 2017, these options replaced previously issued options that expired unexercised on August 13, 2007; (iii)options granted in 2004 to purchase 54,608 shares of common stock exercisable at $2.60 per share expiring on September 17, 2014; (iv) options granted in 2005 to purchase 100,000 shares of common stock exercisable at $1.75 per share expiring on April 26, 2015;
         (v) stock options issued in 2006 to purchase 50,000 shares of common stock exercisable at $3.86 per share expiring February 24, 2016; (vi) 230,177 shares of common stock owned by Mr. Piani; (vii) 40,900 shares of common stock owned jointly by Mr. and Mrs. Piani; (viii) and 5,000 shares of common stock owned by Mrs. Piani; and (ix) 32,250 shares of common stock issued to Mr. Piani for Board of Director fees.

(4) Consists of (i) 100,000 options exercisable at $0.68 per share expiring June 5, 2013 and (ii) 142,815 shares of common stock issued to Mr. Bogard for services rendered.

(5) Includes shares issuable upon exercise of (i) options issued in to purchase 12,000 shares of common stock at $6.00 per share; (ii) 100,000 warrants issued in 2007 exercisable at $2.00 per share expiring on September 9, 2017; (iii) 50,000 stock options issued in 2004 exercisable at $2.60 per share expiring on September 7, 2014; (iv) 100,000 stock options issued in 2005 exercisable at $1.75 per share expiring on April 26, 2015; (v) stock options issued in 2006 to purchase 50,000 shares of common stock exercisable at $3.86 per share expiring February 24, 2016; and (vi) 247,207 shares of common stock.

(6) (i) stock options issued in 2007 to purchase 20,000 shares of common stock at $2.37 per share expiring on February 22, 2017; (ii) warrants issued in 1998 to purchase 50,000 shares of common stock exercisable at $4.00 per share expiring on February 17, 2018. These options replace previously issued warrants that expired unexercised on February 18, 2007; (iii) stock options granted in 2001 to purchase 10,000 shares of common stock exercisable at $4.03 per share expiring on January 3, 2011; (iv) warrants issued in 2007 to purchase 50,000 shares of common stock exercisable at $2.00 per share expiring on September 17, 2017, these options replaced previously issued options that expired unexercised on August 13, 2007; (v) stock options issued in 2004 to purchase 10,000 shares of common stock exercisable at $1.90 per share expiring on December 7, 2014; (vi) stock options issued in 2005 to purchase 10,000 shares of Common Stock at $2.61 per share expiring December 8, 2015; (vii) stock options to purchase 15,000 shares of common stock at $2.20 per share expiring November 20, 2016; (viii)stock options issued in 2007 to purchase 25,000 shares of common stock at $1.30 per share expiring December 6, 2017 and (ix) 39,246 shares of common stock.

(7) Consists of shares issuable upon exercise of(i) 20,000 options issued in 2007 exercisable at $2.00 per share expiring in September 17, 2017, these options replaced previously issued options that expired unexercised on August 13, 2007; (ii) 6,791 stock options issued in 1997 exercisable at $2.37 expiring January 22, 2017; (iii) 10,000 stock options issued in 2001 exercisable at $4.03 per share expiring January 3, 2011; (iv) 10,000 stock options issued in 2004 exercisable at $1.90 expiring on December 7, 2014; (v) 10,000 stock options issued in 2005 to purchase Common Stock at $2.61 per share expiring December 8, 2015 and (vi) 7,500 stock options issued in 1996 to purchase common stock at $2.20 per share expiring November 20, 2016.

(8) Consists of shares issuable upon exercise of (i) 12,000 options issued in 2005 exercisable at $1.63 per share expiring on June 2, 2015; (ii) 15,000 options issued in 2005 exercisable at $1.75 per share expiring on April 26, 2015; (iii) stock options issued in 2006 to purchase 50,000 shares of common stock exercisable at $3.86 per share expiring February 24, 2016 and (iv) 189,453 shares of common stock.

(9) Consists of (i) stock options to acquire 1,812 shares of common stock at $1.90 per share expiring December 7, 2014; (ii) stock options to acquire 2,088 shares of common stock at $2.61 per share expiring December 8, 2015; (iii) 5,000 stock options at $2.20 per share expiring November 20, 2016; (iv) stock options to acquire 20,000 shares of common stock at $1.78 per share expiring April 30, 2017 and (v) stock options to acquire 20,000 shares at $1.30 per share expiring December 6, 2017.

(10) Consists of stock options to purchase 15,000 shares of common stock at $1.30 per share expiring on December 6, 2017.

(11) Consists of (i) 490,196 warrants to purchase common stock on February 1, 2009 for the Stand-by Financing Agreement and (ii) 789,592 shares of common stock.

                            PROPOSALS TO STOCKHOLDERS

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         Each nominee to the Board of Directors will serve until the next annual meeting of stockholders, or until his earlier resignation, removal from office, death or incapacity.

         Unless otherwise specified, the enclosed proxy will be voted in favor of the election of William A. Carter, Richard C. Piani, Tom Equels, William M. Mitchell and Iraj-Eqhbal Kiani. Information is furnished below with respect to all nominees.

         Set forth below is the biographical information of the nominees and Directors of Hemispherx:

         WILLIAM A. CARTER, M.D., 71, the co-inventor of Ampligen(R), joined us in 1978, and has served as: (a) our Chief Scientific Officer since May 1989; (b) the Chairman of our Board of Directors since January 1992; (c) our Chief Executive Officer since July 1993; (d) our President from April 1995 to February 2005; and (e) a director since 1987. From 1987 to 1988, Dr. Carter served as our Chairman. Dr. Carter was a leading innovator in the development of human interferon for a variety of treatment indications including various viral diseases and cancer. Dr. Carter received the first FDA approval to initiate clinical trials on a beta interferon product manufactured in the U.S. under his supervision. From 1985 to October 1988, Dr. Carter served as our Chief Executive Officer and Chief Scientist. He received his M.D. degree from Duke University and underwent his post-doctoral training at the National Institutes of Health and Johns Hopkins University. Dr. Carter also served as Professor of Neoplastic Diseases at Hahnemann Medical University, a position he held from 1980 to 1998. Dr. Carter served as Director of Clinical Research for Hahnemann Medical University's Institute for Cancer and Blood Diseases, and as a professor at Johns Hopkins School of Medicine and the State University of New York at Buffalo. Dr. Carter is a Board certified physician and author of more than 200 scientific articles, including the editing of various textbooks on anti-viral and immune therapy.

         RICHARD C. PIANI, 82, has been a Director since 1995. Mr. Piani was employed as a principal delegate for Industry to the City of Science and Industry, Paris, France, a scientific and educational complex from 1985 to 2000. Mr. Piani provided consulting to us in 1993, with respect to general business strategies for our European operations and markets. Mr. Piani served as Chairman of Industrielle du Batiment-Morin, a building materials corporation, from 1986 to 1993. Previously Mr. Piani was a Professor of International Strategy at Paris Dauphine University from 1984 to 1993. From 1979 to 1985, Mr. Piani served as Group Director in Charge of International and Commercial Affairs for Rhone-Poulenc and from 1973 to 1979 he was Chairman and Chief Executive Officer of Societe "La Cellophane", the French company which invented cellophane and several other worldwide products. Mr. Piani has a Law degree from Faculte de Droit, Paris Sorbonne and a Business Administration degree from Ecole des Hautes Etudes Commerciales, Paris.

         THOMAS K. EQUELS, 57, has served as: (a) a Director since 2008 and (b) as our Corporate Secretary since April 2009. Mr. Equels is the President and Managing Director of Equels Law Firm based in Miami Florida. Mr. Equels legal practice is focused on litigation, with particular emphasis on civil racketeering for about 25 years Mr. Equels has represented national and state government and companies in the banking, insurance, aviation, pharmaceutical and construction industries. Mr. Equels received his law degree from Florida State University and he is a graduate of Troy State University. He is a member of the Florida Bar, the American Bar Association and the Academy of Florida Trial Lawyers. Along with serving as a Board member, he continues to serve as the Company's litigation lawyer has successfully represented Hemispherx in a number of complex cases over the past ten years.

         WILLIAM M. MITCHELL, M.D., Ph.D., 74, has been a Director since July 1998. Dr. Mitchell is a Professor of Pathology at Vanderbilt University School of Medicine. Dr. Mitchell earned a M.D. from Vanderbilt and a Ph.D. from Johns Hopkins University, where he served as an Intern in Internal Medicine, followed by a Fellowship at its School of Medicine. Dr. Mitchell has published over 200 papers, reviews and abstracts dealing with viruses, anti-viral drugs and immune responses to HIV infection. Dr. Mitchell has worked for and with many professional societies, including the International Society for Antiviral Research, the American Society of Biochemistry and Molecular Biology, the American Society of Microbiology and government review committees, among them the National Institutes of Health, AIDS and Related Research Review Group. Dr. Mitchell previously served as one of our directors from 1987 to 1989.

         IRAJ EQHBAL KIANI, M.B.A., Ph.D., 62, was appointed to the Board of Directors on May 1, 2002. Dr. Kiani is a citizen of the United States and England that resides in Newport, California. Dr. Kiani served in various local government positions including the Mayor and Governor of Yasoi, Capital of Boyerahmand, Iran. In 1980, Dr. Kiani moved to England, where he established and managed several trading companies over a period of some 20 years. Dr. Kiani is a planning and logistic specialist who is now applying his knowledge and experience to build a worldwide immunology network, which will use our proprietary technology. Dr. Kiani received his Ph.D. degree from the University of Ferdosi in Iran, ND from American University.


THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 1 TO BE IN THE BEST INTERESTS OF HEMISPHERx AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" ALL FIVE OF THE ABOVE-NAMED NOMINEE DIRECTORS OF HEMISPHERX.

                                 PROPOSAL NO. 2

     RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

         The Board of Directors, upon the recommendation of the Audit Committee, has appointed the firm of McGladrey & Pullen, LLP ("McGladrey") as independent registered public accountants of Hemispherx for the fiscal year ending December 31, 2009 subject to ratification by the stockholders. McGladrey has served as Hemispherx's independent registered public accountant since November 2006.

         On November 7, 2006, the Audit Committee of our Board of Directors approved the appointment of McGladrey as our independent registered public accounting firm, effective immediately. McGladrey replaced BDO Seidman, LLP ("BDO") as our independent registered public accounting firm.

         All audit and  professional  services  are  approved  in advance by the
Audit Committee to assure such services do not impair the auditor's independence from us. The total fees by McGladrey & Pullen,  LLP  ("McGladrey")  for 2007 and
2008 were $280,000 and  $315,000,  respectively.  The following  table shows the aggregate fees for professional services rendered during the year ended December
31, 2008.
------------------------------------------ ----------------------------------------------
                                   Amount ($)
------------------------------------------ ----------------------------------------------
------------------------------------------ ----------------------- ----------------------
Description of Fees                                 2007                   2008
------------------------------------------ ----------------------- ----------------------
------------------------------------------ ----------------------- ----------------------
Audit Fees                                        $280,000               $315,000
------------------------------------------ ----------------------- ----------------------
------------------------------------------ ----------------------- ----------------------
Audit-Related Fees                                   -0-                     -0-
------------------------------------------ ----------------------- ----------------------
------------------------------------------ ----------------------- ----------------------
Tax Fees                                             -0-                     -0-
------------------------------------------ ----------------------- ----------------------
------------------------------------------ ----------------------- ----------------------
All Other Fees                                       -0-                     -0-
                                                     ---                     ---
------------------------------------------ ----------------------- ----------------------
------------------------------------------ ----------------------- ----------------------

------------------------------------------ ----------------------- ----------------------
------------------------------------------ ----------------------- ----------------------
Total                                             $280,000               $315,000
                                                  ========               ========
------------------------------------------ ----------------------- ----------------------

Audit Fees

         Represents fees for professional services provided for the audit of our annual financial statements, audit of the effectiveness of internal control over financial reporting, services that are performed to comply with generally accepted auditing standards, and review of our financial statements included in our quarterly reports and services in connection with statutory and regulatory filings.

Audit-Related Fees

         Represents the fees for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements.

         The Audit Committee has determined that McGladrey's rendering of these audit-related services was compatible with maintaining auditor's independence. The Board of Directors considered McGladrey to be well qualified to serve as our independent public accountants. The committee also pre-approved the charges for services performed in 2007 and 2008.

         The Audit Committee pre-approves all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwriting) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for us if the "de minimus" provisions of Section 10A (i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

         Representative(s) of McGladrey & Pullen, LLP will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.


THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF HEMISPHERX AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                                 PROPOSAL NO. 3

                      APPROVAL OF THE PROPOSAL TO AMEND OUR
               CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER
                      OF AUTHORIZED SHARES OF COMMON STOCK

       Our Board of Directors is proposing the approval and adoption of an amendment to our Certificate of Incorporation, which increases the number of shares of common stock authorized for issuance. The complete text of the proposed Amendment to the Certificate of Incorporation is attached as Appendix A to this Proxy Statement.

       Our Certificate of Incorporation currently authorizes the issuance of 200,000,000 shares of common stock, $.001 par value and 5,000,000 shares of preferred stock, $0.01 par value per share. In May 2009, the Board of Directors adopted a resolution proposing that the Certificate of Incorporation be amended to increase the authorized number of shares of common stock to 350,0000,000 subject to stockholder approval of such amendment. The Board of Directors has determined that adoption of the Amendment is in Hemispherx's best interest and unanimously recommends approval by the stockholders.

       As of May 8, 2009, we had __________ shares of common stock outstanding and __________ shares of common stock reserved for future issuance under our existing stock option plans, outstanding options, warrants and convertible debentures, and the Common Stock Purchase Agreement with Fusion Capital Fund II, LLC leaving ___________ shares of common stock available for future grants.

       The Board of Directors believes that the proposed increase in authorized shares of common stock will benefit Hemispherx by providing flexibility to issue shares of common stock for a variety of business and financial objectives in the future without the necessity of delaying such activities for further stockholder approval, except as may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or national securities association trading system on which our securities may be listed or quoted. In addition, our Board of Directors could issue large blocks of shares of common stock to fend off unwanted tender offers or hostile takeovers without further stockholder approval.

       At present and for the near future, we are issuing our shares of Common Stock under our Employee Wage Or Hours Reduction Program, to certain vendors and service providers who agree to accept stock in lieu of cash for their services, and to Fusion Capital Fund II, LLC under the Common Stock Purchase Agreement. We believe that we have a sufficient number of authorized, but unissued and unreserved shares of Common Stock for these purposes. We anticipate that, in the future, we most likely will (i) attempt to raise capital through the sale of shares of our common stock or securities convertible into or exercisable for shares of our common stock, (ii) acquire additional assets with our common stock, and/or (iii) facilitate an agreement with a potential partner regarding the marketing, distribution or manufacturing of our products Ampligen(R) or Alfernon(R) in part through the issuance of our common stock. Aside from the foregoing, we have no current plans to issue any of the shares that would be authorized should this proposal no. 3 be approved by our stockholders.


THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 3 TO BE IN THE BEST INTERESTS OF HEMISPHERX AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                                 PROPOSAL NO. 4

              APPROVAL OF THE HEMISPHERx 2009 EQUITY INCENTIVE PLAN

         We are submitting the Hemispherx 2009 Equity Incentive Plan (the "Equity Incentive Plan") to our stockholders for approval at the annual meeting. The Equity Incentive Plan is intended to conserve cash as well as attract and retain individuals of experience and ability, to provide incentive to our employees, consultants, non-employee directors and vendors of the Company to obtain a proprietary interests in the Company, and to encourage employees to remain in the our employ. The Equity Incentive Plan is conditioned upon stockholders' approval. The purposes of obtaining stockholder approval include qualifying the Equity Incentive Plan under the Internal Revenue Code (the "Code") for the granting of incentive stock options; meeting the requirements for tax-deductibility of certain compensation items under Section 162(m) of the Code; and meeting the requirements of the NYSE Amex applicable to the Equity Incentive Plan.

         The following general description of certain features of the Equity Incentive Plan is qualified in its entirety by reference to the Equity Incentive Plan, which is attached as Appendix B. Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Equity Incentive Plan.

         The Board of Directors adopted the Equity Incentive Plan effective April 29, 2009, subject to the approval of the Company's stockholders. The Equity Incentive Plan authorizes the grant of non-qualified and incentive stock options, stock appreciation rights, restricted stock and other stock awards. A maximum of 15,000,000 shares of common stock is reserved for potential issuance pursuant to awards under the Equity Incentive Plan. Unless sooner terminated, the Equity Incentive Plan will continue in effect for a period of 10 years from its effective date.

         The Equity Incentive Plan is administered by the Board of Directors. The Equity Incentive Plan provides for awards to be made to such officers, employees, non-employee directors, consultants and advisors of the Company and its subsidiaries as the Board may select. No awards have been granted under the Equity Incentive Plan.

         Stock options awarded under the Equity Incentive Plan may be exercisable at such times (not later than 10 years after the date of grant) and at such exercise prices (not less than fair market value at the date of grant) as the Board may determine. The Board may provide for options to become immediately exercisable upon a "change in control," which is defined in the Equity Incentive Plan to occur upon any of the following events: (a) the acquisition by any person or group, as beneficial owner, of 20% or more of our outstanding shares or the voting power of our outstanding securities; (b) either a majority of our directors at the annual stockholders meeting has been nominated other than by or at the direction of the incumbent directors of the Board, or the incumbent directors cease to constitute a majority of our Board;
(c) our stockholders approve a merger or other business combination pursuant to which our outstanding common stock no longer represents more than 50% of the combined entity after the transaction; (d) our stockholders approve a plan of complete liquidation or an agreement for the sale or disposition of all or substantially all of our assets; or (e) any other event or circumstance determined by our Board to affect control of Hemispherx and designated by resolution of the Board as a change of control.

         The exercise price of an option may be paid with cash, common stock, or such other consideration as the Board may specify. No options may be granted under the Equity Incentive Plan after the tenth anniversary of its effective date. Unless the Board determines otherwise, options will be transferable only by will or the laws of descent and distribution.

         Stock appreciation rights awarded under the Equity Incentive Plan may be granted as related rights, either in connection with and at the same time as an option is granted, or by amendment of an outstanding non-qualified option. A related stock appreciation right may be granted with respect to all or some of the shares covered by the related option. Related stock appreciation rights generally become exercisable at the same times as the related options become exercisable, but may be limited so as to become exercisable only upon certain events, such as a change in control. Upon exercise of a related right, the grantee would receive, in lieu of purchasing stock, either stock or cash equal to the difference between the fair market value on the date of exercise of the underlying shares of common stock subject to the related option and the exercise price of the option. Stock appreciation rights may also be granted independently of any option, to become exercisable at such times as the Board may determine. Upon exercise of such a right, the grantee would receive either stock or cash equal to the difference between the fair market value on the date of exercise of the shares of common stock subject to the right and the fair market value of the shares on the date of grant of the right.

         Restricted stock awarded under the Equity Incentive Plan may be granted on such terms and conditions as the Board may determine, including provisions that govern the lapse of restrictions and voting dividend, distribution and other stockholder rights with respect to the restricted stock. If a grantee of restricted stock terminates service with us for any reason, the grantee will forfeit to us any restricted stock on which the restrictions have not lapsed or been removed on or before the date of termination of service.

         Other stock awards under the Equity Incentive Plan may provide for common stock to be issued to grantees in exchange for consideration specified by the Board that is either the grantee's cash or other direct payment to us or the grantee's past services rendered to us or a subsidiary on or before issuance. In this regard, we plan to issue shares to certain vendors and service providers who agree to accept stock in lieu of cash for their services to us.

         The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the Equity Incentive Plan based on federal income tax laws in effect on January 1, 2009. This summary applies to the Equity Incentive Plan as normally operated and is not intended to provide or supplement tax advice to eligible employees. The summary contains general statements based on current U.S. federal income tax statutes, regulations and currently available interpretations thereof. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences or the effect, if any, of gift, estate and inheritance taxes.

         Grants of options or stock appreciation rights are not taxable income to the grantees or deductible for tax purposes by us at the time of the grant. In the case of non-qualified stock options, a grantee will be deemed to receive ordinary income upon exercise of the stock option, and we will be entitled to a corresponding deduction, in an amount equal to the amount by which the fair market value of the common stock purchased on the date of exercise exceeds the exercise price. The exercise of an incentive stock option will not be taxable to the grantee or deductible by us, but the amount of any income deemed to be received by a grantee due to premature disposition of common stock acquired upon the exercise of an incentive stock option will be a deductible expense of Hemispherx for tax purposes. In the case of stock appreciation rights, a grantee will be deemed to receive ordinary income upon exercise of the right, and we will be entitled to a corresponding deduction, in an amount equal to the cash or fair market value of shares payable to the grantee. Grantees of restricted stock awards generally will recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the restrictions on the shares lapse and the shares become transferable. At that time, we will be entitled to a corresponding deduction equal to the amounts recognized as income by the grantees in the year in which the amounts are included in the grantees' income. Grantees of stock issued pursuant to other stock awards will generally receive ordinary income, and we will be entitled to a corresponding deduction, in an amount equal to the amount by which the fair market value of the common stock on the date of issuance exceeds the grantee's cash or other payment to us, if any.

         Section 162(m) of the Code generally disallows a publicly held corporation's tax deduction for certain compensation in excess of $1 million per year paid to each of the five most highly compensated executive officers, exclusive of compensation that is "performance-based." We have designed the Equity Incentive Plan in a manner that is intended to qualify the options and any stock appreciation rights granted under the Equity Incentive Plan as performance-based compensation that will not be subject to the deduction limitation of Section 162(m). Any grant of restricted stock or other stock award could (but is not required to) be designed to avoid any such deduction limitation.

         The Board has the general power to amend the Equity Incentive Plan in any respect. However, if the Equity Incentive Plan is approved by the stockholders at the annual meeting, the Board may not, without further approval of our stockholders, amend the Plan so as to increase the aggregate number of shares of common stock that may be issued under the Equity Incentive Plan, modify the requirements as to eligibility to receive awards, or to increase materially the benefits accruing to participants. In addition, the Board is permitted to modify, extend or renew outstanding stock options or stock appreciation rights, and to authorize the granting of new options or stock appreciation rights in substitution for existing options and rights. However, existing options or rights may not be repriced, directly or indirectly, so as to provide for modified or new options or rights with an exercise price lower than the exercise price provided for the outstanding stock options and stock appreciation rights. The Board is also authorized to accelerate the lapse of restrictions on restricted stock awards or to remove any or all restrictions at any time.

Because Awards under the 2009 Equity Incentive Plan will be granted at the discretion of the Board, the type, number, recipients, and other terms of such Awards cannot be determined at this time. However, it is anticipated that Awards will be made pursuant to our "Employee Wage Or Hour Reduction Program". Under this program, shares are to be issued six months after the Incentive Rights have been issued. It is anticipated that a portion of these shares may come from the 2009 Equity Incentive Plan. Please see "Employee Or Hour Reduction Program" in "Other Compensation" under "Compensation Discussion And Analysis" above.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 4 TO BE IN THE BEST INTERESTS OF HEMISPHERx AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THE APPROVAL OF THE HEMISPHERx 2009 EQUITY INCENTIVE PLAN.

                                     GENERAL

         Unless contrary instructions are indicated on the Proxy Statement, all shares of common stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the election of all Directors nominated and FOR Proposal No. 2, Proposal No. 3 and Proposal No.4.

         The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of common stock will be voted in accordance with the specification so made.

Annual Report on Form 10-K

         Copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008, including financial statements, exhibits and any amendments thereto, as filed with the SEC may be obtained without charge upon written request to: Corporate Secretary, Hemispherx Biopharma, Inc., 1617 JFK Boulevard, Philadelphia, Pennsylvania 19103. You can also get copies of our filings made with the SEC, including the Annual Report on Form 10-K, by visiting www.hemisperx.net or the SEC's web site at www.sec.gov.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                                             By Order of the Board of Directors,
                                                     Thomas K. Equels, Secretary



     Philadelphia, Pennsylvania
     May __, 2009

                                                                    Appendix "A"

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                                                    HEMISPHERX BIOPHARMA, INC.

                            Under Section 242 of the
                    Corporation Law of the State of Delaware


The above corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST:That the Board of Directors of said corporation, by written consent filed with the minutes of the Board, adopted the following resolutions proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

     "Article 'FOURTH' of the Certificate of Incorporation, which sets forth the capitalization of the Company, is amended and, as amended, reads as follows:

'FOURTH. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 355,000,000 of which 350,000,000 shares shall be Common Stock of the par value of $0.001 and 5,000,000 shares shall be Preferred Stock of the par value of $0.01, with such designations, rights and preferences as may be determined from time to time by the Board of Directors.'"

SECOND:That the aforesaid amendment was duly adopted in accordance with the applicable provisions of section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Company has caused this certificate to be signed this __ day of ______, 2009.

                                                    ---------------------------
                                                    William A. Carter, President

                                                                    Appendix "B"
                           HEMISPHERx BIOPHARMA, INC.
                           2009 EQUITY INCENTIVE PLAN


Hemispherx Biopharma, Inc. hereby establishes the Hemispherx 2009 Equity Incentive Plan upon the terms and conditions set forth below.

1.   Definitions

In this Plan document, except where the context otherwise indicates, words in the masculine gender shall be deemed to include males and females, singular terms also shall refer to the plural, and the following definitions shall apply:

         1.1 "Agreement" means a written agreement specifying the terms and conditions of an Award.

         1.2 "Award" means any Option, Right, Restricted Stock or Other Stock Award granted under the Plan

         1.3 "Board" means the Board of Directors of the Corporation.

         1.4 "Change in Control"  means the  occurrence of any of the following:
(i) the acquisition by any "person" or "group" (as defined in or pursuant to Sections 13(d) and 14(d) of the Exchange Act) (other than the Corporation, any Subsidiary or any Corporation or Subsidiary's employee benefit plan), directly or indirectly, as "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Corporation representing twenty percent (20%) or more of either the then outstanding shares or the combined voting power of the then outstanding securities of the Corporation; (ii) either a majority of the directors of the Corporation elected at the Corporation's annual stockholders meeting shall have been nominated for election other than by or at the direction of the "incumbent directors" of the Corporation, or the "incumbent directors" shall cease to constitute a majority of the directors of the Corporation. The term "incumbent director" shall mean any director who was a director of the Corporation on June 24, 2009 and any individual who becomes a director of the Corporation subsequent to June 24, 2009 and who is elected or nominated by or at the direction of at least two-thirds of the then incumbent directors; (iii) the stockholders of the Corporation approve (a) a merger, consolidation or other business combination of the Corporation with any other "person" or "group" (as defined in or pursuant to Sections 13(d) and 14(d) of the 1934 Act) or affiliate thereof, other than a merger or consolidation that would result in the outstanding common stock of the Corporation immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into common stock of the surviving entity or a parent or affiliate thereof) more than fifty percent (50%) of the outstanding common stock of the Corporation or such surviving entity or a parent or affiliate thereof outstanding immediately after such merger, consolidation or other business combination, or (b) a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets; or (iv) any other event or circumstance which is not covered by the foregoing subsections of this Section 1.4 but which the Board of Directors determines to affect control of the Corporation and with respect to which the Board of Directors adopts a resolution that the event or circumstance constitutes a Change in Control for purposes of the Plan. This definition of "Change in Control" shall not be amended after (i) the occurrence of a Change in Control; (ii) the public announcement of a proposal for a transaction that, if consummated, would constitute a Change in Control; or (iii) the Board of Directors learns of a specific proposal containing the essential terms of a transaction that, if consummated, would constitute a Change in Control; provided, however, that in the case of a proposal under (ii) or (iii) immediately above, if the proposal is finally withdrawn or terminated, this definition may be amended after the withdrawal or termination. For purposes of the Plan and all related Agreements, if the employment of any Participant is terminated by the Corporation and/or any Subsidiary (other than for cause) after an event causing the definition of "Change in Control" to become nonamendable under the preceding subsections of this Section 1.4, that Participant's termination of employment shall be considered to have occurred after a Change in Control if a Change in Control occurs with respect to and within two (2) years after the event causing the definition of "Change in Control" to become nonamendable:

         1.5  "Code" means the Internal Revenue Code of 1986, as amended.

         1.6 "Common Stock" means the common stock, par value $.001 per share, of the Corporation.

         1.7  "Corporation" means Hemispherx Biopharma, Inc.

         1.8 "Date of Exercise" means the date on which the Corporation receives notice of the exercise of an Option or Right in accordance with the terms of
Article 8.

         1.9 "Date of Grant" means the date on which the grant of an Award is authorized under the Plan or such later date as may be specified in the authorization.

         1.10  "Effective Date" means June 24, 2009.

         1.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         1.12 "Fair Market Value" of a share of Common Stock on any relevant date means the closing selling price per share of Common Stock on the date in question on the Principal Exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which a closing selling price exists on the Principal Exchange. If the Common Stock is not listed on a Principal Exchange, the Fair Market Value shall be determined pursuant to a reasonable method adopted by the Board in good faith for that purpose.

         1.13 "Incentive Stock Option" means an Option granted as such under the Plan that is intended at the Date of Grant to qualify as an incentive stock option under Section 422 of the Code.

         1.14 "Nonstatutory Stock Option" means an Option granted under the Plan that is not an Incentive Stock Option.

         1.15 "Option" means an option to purchase Shares granted under the Plan in accordance with the terms of Article 6.

         1.16 "Option Period" means the period during which an Option may be exercised.

         1.17 "Option Price" means the price per Share at which an Option may be exercised.

         1.18 "Other Stock Award" means an award of Shares granted under the Plan in accordance with the terms of Article 10.

         1.19 "Participant" means an individual to whom an Award has been granted.

         1.20 "Permanent  Disability"  means disabled within the meaning of Code
Section 72(m)(7).

         1.21 "Plan" means the Hemispherx 2009 Equity Incentive Plan.

         1.22 "Principal Exchange" means the NYSE Amex, the New York Stock Exchange, or such other stock exchange as the Common Stock is then listed for trading.

         1.23 "Related Option" means the Option granted in connection with a specified Right.

         1.24 "Related Right" means the Right granted in connection with a specified Option.

         1.25 "Restricted Stock" means Shares granted in accordance with the terms of Article 9.

         1.26 "Retirement" means retirement of an officer or other employee from the Corporation or a Subsidiary at or after age 65, or in the case of a non-employee director, retirement from the Board at or after age 65, or in the case of a non-employee consultant or advisor, Termination of Service at or after age 65.

         1.27 "Right" means a stock appreciation right granted under the plan in accordance with the terms of Article 7.

         1.28 "Right Period" means the period during which a Right may be exercised.

         1.29 "Share" means a share of Common Stock that is authorized but unissued pursuant to the Plan.

         1.30 "Subsidiary" means a corporation at least 50% of the total combined voting power of all classes of stock of which is owned by the Corporation, either directly or through one or more other Subsidiaries.

         1.31 "Termination of Service" means termination of an officer's or other employee's employment with the Corporation or a Subsidiary, or in the case of a non-employee director, termination from service as a director on the Board, or in the case of a non-employee consultant or advisor, cessation of the performance of services to the Corporation or a Subsidiary.

2.   Purpose

The Plan is intended to assist the Corporation in attracting, retaining, and motivating directors, officers, other key employees, consultants and advisors of outstanding ability and to promote the identification of their interests with those of the stockholders of the Corporation. The Plan is also intended as a means of cash conservation by utilizing Corporation stock as a means of payment for directors, consultants, agents and vendors as well as an alternative to salary of officers and employees through the Employee Wages Or Hour Reduction Program.

3.   Administration

3.1 The Board shall have the power to determine in its discretion the directors, officers, other key employees, consultants, advisors and vendors of the Corporation or a Subsidiary to whom Awards shall be granted, the number of Shares to be subject to each Award, and the terms and conditions of each Award. Without limiting the generality of the foregoing, the Board may provide in its discretion in an Agreement:

         (i) that Options or Rights will not become exercisable until a Change in Control or other specified event(s) with respect to the Corporation or the Participant;


         (ii) for an agreement by the Participant to render services to the Corporation or a Subsidiary upon such terms and conditions as may be specified in the Agreement;

         (iii) for restrictions on the transfer, sale or other disposition of shares of Common Stock issued to the Participant under the Plan, in which case, the Corporation may place a legend upon the applicable certificates noting the restrictions on any Shares issued pursuant to an Award.

         (iv) for an agreement by the Participant to resell to the Corporation, under specified conditions, shares of Common Stock issued under the Plan; and

         (v) for the payment of all or part of the Option Price upon the exercise of an Option or purchase of Common Stock pursuant to an Other Stock Award, subject to Section 9 or Section 10 below, as applicable.

         3.2 The Plan shall be administered by the Board. In addition to any other powers granted to the Board hereunder, it shall have the following powers, subject to the express provisions of the Plan:

         (i) to construe and interpret the Agreements and the Plan;

         (ii) to require, whether or not provided for in the pertinent Agreement, of any person to whom Shares are to be issued under the Plan, the making of any representations or agreements which the Board may deem necessary or advisable in order to comply with the securities laws of the United States or of any state, including Section 16(b) of the Exchange Act;

         (iii) to provide for satisfaction of a Participant's tax liabilities arising in connection with the Plan under such terms and conditions as the Board deems appropriate, including requirements in the event of a disqualifying disposition of shares of Common Stock acquired by a Participant pursuant to exercise of an Incentive Stock Option; and

         (iv) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

3.3 Agreements shall be executed on behalf of the Corporation by the Chairman of the Board.

3.4 Any determinations or actions made or taken by the Board pursuant to this Article shall be binding and final.

4.   Eligibility

Awards may be granted to those directors, officers, other key employees, consultants, vendors and advisors of the Corporation or a Subsidiary who are selected for Awards by the Board. Only individuals who are employees of the Corporation or a Subsidiary shall be eligible for the grant of Incentive Stock Options.

5.   Stock Subject to the Plan

5.1 15,000,000 Shares is (i) the maximum number of Shares that may be issued under the Plan; and (ii) 3,000,000 is the maximum number of Shares with respect to which Awards may be granted to any Participant during the period that the Plan is in effect. The limitation in clause (ii) of the preceding sentence is imposed to comply with the requirements for the exception for qualified performance-based compensation under Section 162(m) of the Code and any applicable regulations.

5.2 If an Award expires or terminates for any reason (other than termination by virtue of the exercise of a Related Option or Related Right, as the case may be) in whole or in part, the shares of Common Stock (or applicable portion thereof) which had been subject to the Agreement relating thereto shall become Shares that are available for the grant of other Awards.

5.3 Shares of Common Stock issued upon the exercise of a Right (or if cash is payable in connection with the exercise, that number of Shares having a Fair Market Value equal to the cash payable upon exercise) shall be charged against the number of Shares issuable under the Plan and shall not become available for the grant of other Awards. If the Right referred to in the preceding sentence is a Related Right, the Shares subject to the Related Option, to the extent not charged against the number of Shares subject to the Plan in accordance with this
Section 5.3, shall become available for the grant of other Awards.

5.4 The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

6.   Options

6.1 All Agreements granting Options shall specify the extent to which the Option is intended to be either (i) a Nonstatutory Stock Option or (ii) an Incentive Stock Option.

6.2 The Option Period shall be determined by the Board and specifically set forth in the Agreement, provided however, that an Option shall not be exercisable after ten years from the Date of Grant. 6.3 All Incentive Stock Options granted under the Plan shall comply with the provisions of the Code governing incentive stock options and with all other applicable rules and regulations.

6.4 No Option shall be granted with an Option Price that is less than the Fair Market Value of the Shares covered by the Option on the Date of Grant.

6.5 Tax obligations of a Participant resulting from the exercise of an Option shall be withheld or provided for pursuant to any methods approved by the Board. The amount of taxes paid pursuant to this Section at the time of the exercise of the Option shall not be less than the statutory minimum withholding obligations that result from the exercise of the Option and shall not exceed the Participant's total estimated federal, state and any local tax obligations that result from the exercise of the Option, except that the Corporation shall not retain shares of Common Stock otherwise issuable following the exercise of the Option in excess of the number required to meet the statutory minimum withholding obligations.

6.6 All other terms of Options granted under the Plan shall be determined by the Board in its sole discretion.

7.   Rights

7.1           A Right may be granted under the Plan:

         (i) in connection with, and at the same time as, the grant of an Option;

         (ii) by amendment of an outstanding Nonstatutory Stock Option granted under the Plan; or

         (iii) independently of any Option granted under the Plan.

A Right granted under clause (i) or (ii) of the preceding sentence is a Related Right. A Related Right may, in the Board's discretion, apply to all or a portion of the Shares subject to the Related Option.

7.2 A Right may be exercised in whole or in part as provided in the Agreement, and subject to the provisions of the Agreement, entitles its Participant to receive, without any payment to the Corporation (other than required tax withholding amounts) either cash or that number of Shares (equal to the highest whole number of Shares), or a combination thereof, in an amount or having a Fair Market Value determined as of the Date of Exercise not to exceed the number of Shares subject to the portion of the Right exercised multiplied by an amount equal to the excess of (i) the Fair Market Value per Share on the Date of Exercise of the Right over (ii) either (A) the Fair Market Value per Share on the Date of Grant of the Right if it is not a Related Right, or (B) the Option Price as provided in the Related Option if the Right is a Related Right.

7.3 The Right Period shall be determined by the Board and specifically set forth in the Agreement, provided, however, that:

                  (i) a Right will expire no later than the earlier of (A) ten years from the Date of Grant or (B) in the case of a Related Right, the expiration of the Related Option;

                  (ii) a Right may be exercised only when the Fair Market Value of a Share exceeds either (A) the Fair Market Value per Share on the Date of Grant of the Right if it is not a Related Right, or (B) the Option Price as provided in the Related Option if the Right is a Related Right; and

                  (iii) a Right that is a Related Right to an Incentive Stock Option may be exercised only when and to the extent the Related Option is exercisable.

7.4 The exercise, in whole or in part, of a Related Right shall reduce the number of Shares subject to the Related Option by the number of Shares with respect to which the Related Right is exercised. Similarly, the exercise, in whole or in part, of a Related Option shall reduce the number of Shares subject to the Related Right by the number of Shares with respect to which the Related Option is exercised.

7.5 Tax obligations of a Participant resulting from the exercise of a Right shall be withheld or provided for pursuant to any methods approved by the Board. The amount of taxes paid pursuant to this Section at the time of the exercise of the Option shall not be less than the statutory minimum withholding obligations that result from the exercise of the Option and shall not exceed the Participant's total estimated federal, state and any local tax obligations that result from the exercise of the Option, except that the Corporation shall not retain shares of Common Stock otherwise issuable following the exercise of the Option in excess of the number required to meet the statutory minimum withholding obligations.

8.   Exercise

An Option or Right may, subject to the provisions of the Agreement under which it was granted, be exercised in whole or in part by the delivery to the Corporation of written notice of the exercise, in such form as the Board may prescribe, accompanied, in the case of an Option, by full payment for the Shares with respect to which the Option is exercised. A Participant may pay the purchase price either (i) in cash; (ii) with previously acquired shares of Common Stock (valued at Fair Market Value on the Date of Exercise of the Option) that have either been purchased in open market transactions or issued by the Corporation pursuant to a plan thereof or of a Subsidiary; (iii) by payment of such other consideration as the Board may specify; or (iv) a combination thereof.

9.   Restricted Stock

9.1 The Board may cause the Corporation to issue Restricted Stock from time to time. Whenever the Board deems it appropriate to grant Restricted Stock to a Participant, notice shall be given to the Participant stating the number of Shares granted as Restricted Stock and the terms and conditions to which the Restricted Stock is subject. That notice shall become an Agreement upon written acceptance by the Participant, and certificates representing the Restricted Stock shall be issued and delivered to the Participant as soon as practicable after execution and return of the Agreement. Restricted Stock may be granted with or without cash consideration.

9.2 Restricted Stock issued pursuant to the Plan shall be subject to the following restrictions:

                   (i) No Restricted Stock may be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions set forth in the applicable Agreement have lapsed or been removed pursuant to Section 9..3 or Section 9.4.

                   (ii) In the case of a Participant's Termination of Service for any reason (whether voluntarily or involuntarily, with or without cause), the Participant shall forfeit to the Corporation any Restricted Stock on which the restrictions have not lapsed or been removed pursuant to Section 9.3 or
Section 9.4 below on the date of the Termination of Service, and the Corporation shall have no obligation to pay any amounts with respect to such Restricted Stock, unless the Board determines to the contrary.

9.3 The Board shall establish as to each Award of Restricted Stock (i) the terms and conditions upon which the restrictions set forth in Section 9.2 above shall lapse, and (ii) the extent, if any, to which the Participant shall have the voting, dividend, distribution and other rights of a stockholder with respect to the Restricted Stock. Certificates representing Restricted Stock shall bear a legend referring to the restrictions set forth in the Plan and the Participant's Agreement. Those terms and conditions may include, without limitation, the lapsing of restrictions as a result of the death, Permanent Disability or Retirement of the Participant or the occurrence of a Change in Control.

9.4 Notwithstanding Section 9.2(i) and Section 9.2(ii) above, the Board may at any time, in its sole discretion, accelerate the time at which any or all restrictions on Restricted Stock will lapse or remove any and all such restrictions.

9.5 Tax obligations of a Participant resulting from the Participant's earning Restricted Stock hereunder shall be withheld or provided for pursuant to any methods approved by the Board and set forth in the Agreement. The amount of taxes so paid shall not be less than the statutory minimum withholding obligations that result when the Restricted Stock is earned and shall not exceed the Participant's total estimated federal, state and any local tax obligations that result when the Restricted Stock is earned, except that the Corporation shall not retain shares of Common Stock otherwise issuable in excess of the number required to meet the statutory minimum withholding requirements.

10.  Other Stock Awards

The Board may cause the Corporation to issue Common Stock from time to time pursuant to an Other Stock Award in exchange for consideration from the Participant specified by the Board that is either the Participant's cash or other direct payment to the Corporation or the Participant's past services rendered to the Corporation or a Subsidiary on or before the date of issuance. Whenever the Board deems it appropriate to grant an Other Stock Award to a Participant, notice shall be given to the Participant stating the number of Shares to be issued pursuant to the Other Stock Award and the other terms and conditions of the Other Stock Award. That notice shall become an Agreement upon written acceptance by the Participant. Tax obligations of a Participant resulting from the Participant's Other Stock Award shall be withheld or provided for pursuant to any methods approved by the Board and set forth in the Agreement. The amount of taxes so paid shall not be less than the applicable statutory minimum withholding obligations that result when the Common Stock is earned and shall not exceed the Participant's total estimated federal, state and any local tax obligations that relate to the Other Stock Award, except that the Corporation shall not retain shares of Common Stock otherwise issuable in excess of the number required to meet the statutory minimum withholding requirements.

11.  Nontransferability of Options and Rights

Unless otherwise determined by the Board, Options and Rights granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, and an Option or Right may be exercised during the Participant's lifetime only by him or in the event of his legal disability, by his legal representative. A Related Right is transferable only when the Related Option is transferable and only with the Related Option and under the same conditions.

12.  Capital Adjustments

The number and class of Shares subject to each outstanding Award, the Option Price and the aggregate number and class of Shares for which Awards thereafter may be made shall be adjusted by the Board, as appropriate and equitable, to reflect such events as stock dividends, dividends payable other than in cash or other extraordinary dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation.

13.  Termination or Amendment

The Board shall have the power to terminate the Plan and to amend it in any respect, provided that, after the Plan has been approved by the stockholders of the Corporation, the Board may not, without the approval of the stockholders of the Corporation, amend the Plan so as to increase the aggregate number of Shares that may be issued under the Plan (except as provided in Article 12), to modify the requirements as to eligibility to receive Awards, or to increase materially the benefits accruing to Participants. Notwithstanding the preceding sentence, no termination or amendment of the Plan shall, without his or her consent, adversely affect the rights or obligations of a Participant with respect to any Award previously granted except as reasonably required for compliance with Rule 16b-3 under the Exchange Act or with the provisions of the Code and other applicable rules and regulations thereunder governing incentive stock options.

14.  Modification, Extension and Renewal of Options and Rights

Subject to the terms and conditions and within the limitations of the Plan, the Board may modify, extend or renew outstanding Awards; provided, however, that no Option or Right shall be repriced, whether by the reduction of the Option Price (or the Fair Market Value per Share on the Date of Grant in the case of a Right that is not a Related Right) or by the cancellation of an Option or Right and the issuance of a substitute Option or Right with a lower Exercise Price (or the Fair Market Value per Share on the Date of Grant in the case of a Right that is not a Related Right).

15.  Term of the Plan

Unless sooner terminated by the Board pursuant to Article 13, the Plan shall terminate on the date ten years after its adoption by the Board, and no Awards may be granted or awarded after termination. The termination shall not affect the validity of any Award outstanding on the date of termination.

16.  Indemnification of Board

In addition to any other indemnification rights they may have as directors, the members of the Board shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Corporation.

17.  General Provisions

17.1 The establishment of the Plan shall not confer upon any director, officer, other employee, consultant, vendor or advisor of the Corporation any legal or equitable right against the Corporation, any Subsidiary or the Board, except as expressly provided in the Plan.

17.2 The Plan does not constitute inducement or consideration for the employment of officer or other employee of the Corporation, nor is it a contract between the Corporation or any Subsidiary and any director, officer, other employee, consultant or advisor of the Corporation. Participation in the Plan shall not give a director, officer, other employee, consultant, vendor or advisor of the Corporation any right to be retained in the service of the Corporation or any Subsidiary.

17.3 The interests under the Plan of any Participant under the Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

17.4 The Plan shall be governed, construed and administered in accordance with the laws of the state of Delaware and the intention of the Corporation that Incentive Stock Options granted under the Plan qualify under Section 422 of the Code.

IN TESTIMONY WHEREOF, Hemispherx Biopharma, Inc. has caused this Plan to be executed in its name by its duly authorized officer effective the ____ day of May, 2009.


                                            HEMISPHERX BIOPHARMA, INC.



                                            By:______________________________

                                            Its:____________________________

                           HEMISPHERX BIOPHARMA, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 24, 2009

           THIS PROXY IS SOLICTED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints William A. Carter and Thomas K. Equals and each of them, with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at the Embassy Suites Hotel, 1776 Benjamin Franklin Parkway, Philadelphia, Pennsylvania 19103, on Wednesday, June 24, 2009, at 10:00 a.m. local time and at any adjournment thereof, and to vote all of the shares of common stock of Hemispherx Biopharma, Inc. the undersigned would be entitled to vote if personally present, upon the following matters:

Please mark box in blue or black ink.

1.   Proposal No.1 - Election of Directors.
     Nominees: William A. Carter, Richard C. Piani, Tom K. Equels,
               William M. Mitchell and Iraj Eqhbal Kiani.

     //For all nominees (except as marked to the contrary below)

     //Authority Withheld as to all Nominees

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME)

William A. Carter      Richard C. Piani      Tom K. Equels
         William M. Mitchell        Iraj Eqhbal Kiani

2. Proposal No. 2 - Ratification of the selection of McGladrey & Pullen, LLP, as independent auditors of Hemispherx Biopharma, Inc. for the year ending December 31, 2009.

     // For                 // Against                     // Abstain

3. Proposal No. 3 - To amend Hemispherx's certificate of incorporation to increase the number of authorized shares of Hemispherx common stock from 200,000,000 to 350,000,000.

     // For                 // Against                     // Abstain

4. Proposal No. 4 - To adopt the Hemispherx 2009 Incentive Plan of 15,000,000 shares.

     // For                 // Against                     // Abstain

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. THE BOARD RECOMMENDS A VOTE "FOR" ALL DIRECTORS AND "FOR" ITEMS NOS. 2, 3 AND 4. IF NO CONTRARY INSTRUCTION IS GIVEN, THE SHARES WILL BE VOTED FOR THE ELECTION OF WILLIAM A. CARTER, RICHARD C. PIANI, TOM K. EQUELS, WILLIAM A. MITCHELL AND IRAJ EQHBAL KIANI AS DIRECTORS, FOR PROPOSALS NO.S 2, 3 AND 4 AND, IN THE DISCRETION OF THE PROXIES, ON ALL OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.


Please date, sign as name appears at left, and return promptly. If the stock is registered in the name of two or more persons, each should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee, or Guardian, please give full title. Please note any change in your address alongside the address as it appears in the Proxy.


                                             Dated:
                                                   ------------------------


                                                   ------------------------
                                                        Signature


                                                   ------------------------
                                                       (Print Name)


      SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE